HECLA MINING COMPANY RETIREMENT PLAN

(Effective as of January 1, 2025)

319201581.13

TABLE OF CONTENTS

INTRODUCTION	1
Article I DEFINITIONS	2
“Accrued Benefit”	2
“Actuarial Equivalent”	2
“Administrator”	3
“Annuity Starting Date”	3
“Average Compensation”	3
“Beneficiary”	4
“Cash Balance Account”	4
“Cash Balance Participant”	4
“Code”	5
“Committee”	5
“Company”	5
“Compensation”	5
“Controlled Group”	6
“Covered Compensation”	6
“Credited Service”	7
“Early Retirement”	7
“Early Retirement Age”	7
“Early Retirement Benefit”	7
“Early Retirement Date”	8
“Early Retirement Window Additional Benefit”	8
“Effective Date”	8
“Election Period”	8
“Eligible Employee”	8
“Eligible Spouse”	8
“Employee”	8
“Employer”	8
“Employment Commencement Date”	8
“Entry Date”	8
“ERISA”	8
“Greens Creek”	8
“Greens Creek Employee”	8
“Highly Compensated Employee”	8

- i -

319201581.13

“Hour of Service”		9
“Industrial Injury Absence”		10
“Interest Credit”		10
“Joint and Survivor Annuity”		10
“Leased Employee”		10
“Military Service”		11
“Normal Form”		11
“Normal Retirement”		11
“Normal Retirement Age”		11
“Normal Retirement Date”		11
“One-Year Break in Service”		11
“Parental Leave”		11
“Participant”		12
“Pay Credit”		12
“Plan”		12
“Plan Year”		12
“Qualified Domestic Relations Order”		12
“Qualified Pre-Retirement Survivor Annuity”		12
“Reemployment Commencement Date”		12
“Required Beginning Date”		12
“Rio Tinto Supplement Participant”		12
“Section 415 Compensation”		12
“Single Life Annuity”		14
“Social Security Retirement Age”		14
“Social Security Taxable Wage Base”		14
“Spouse”		14
“Spousal Consent”		14
“Termination of Employment”		14
“Total Disability” or “Totally and Permanently Disabled”		15
“Traditional Pension Participant”		14
“Trust”		15
“Trust Agreement”		15
“Trustees”		15
“Year of Service”		15
Article II ELIGIBILITY AND PARTICIPATION		16
2.1	Participation Service Requirement	16
2.2	Termination of Participation	16

- ii -

319201581.13

2.3	Participation Upon Reemployment Before One-Year Break In Service	16
2.4	Suspended Participation	17
2.5	Military Service	17
Article III NORMAL RETIREMENT BENEFITS		18
3.1	Traditional Pension Participants	18
3.2	Cash Balance Participants	19
3.3	Rio Tinto Supplement Participant	20
3.4	Early Retirement Window Benefits	21
3.5	Delayed Retirement	21
3.6	Deferred Vested Benefit	22
3.7	Distributions Prior to Early Retirement Age	22
3.8	Suspension of Benefits	22
Article IV EARLY RETIREMENT BENEFITS		25
4.1	Traditional Pension Participant’s Early Retirement Benefit	25
4.2	Cash Balance Participants	25
Article V DISABILITY AND DEATH BENEFITS		26
5.1	Traditional Pension Participant Disability Benefit	26
5.2	Traditional Pension Participant Pre-Retirement Death Benefits	26
5.3	Post-Retirement Death Benefit	27
5.4	Cash Balance Participant’s Death Benefit	28
Article VI VESTED BENEFITS		29
6.1	Vesting Schedule	29
6.2	Vesting Upon Normal Retirement Age or Death	29
6.3	Years of Service Disregarded	29
6.4	Forfeiture	30
Article VII FORMS OF BENEFIT		31
7.1	Normal Form of Benefit	31
7.2	Optional Forms of Benefit	31
7.3	Election and Spousal Consent	32
7.4	Participant Notice and Election	33
7.5	Direct Rollover of Benefits	34
Article VIII LIMITATIONS ON BENEFITS		36
8.1	Section 415 Limitations	36
8.2	Funding Based Limits on Accrued Benefits	36
Article IX TOP HEAVY RULES		43
9.1	Top Heavy Definitions	43
9.2	Determination of Whether Plan is Top-Heavy	44

- iii -

319201581.13

9.3	Top-Heavy Minimum Accrued Benefit	46
9.4	Top Heavy Vesting Schedule	47
Article X REQUIRED MINIMUM DISTRIBUTIONS		48
10.1	Minimum Distribution Requirements	48
Article XI CONTRIBUTIONS AND TRUST FUND		49
Article XII ESTABLISHMENT OF TRUST		49
12.1	Trust Agreement	49
12.2	Trust Agreement Part of Plan	49
Article XIII PLAN FIDUCIARIES AND ADMINISTRATION		49
13.1	Retirement Committee	49
13.2	Indemnification	49
13.3	Costs and Expenses	50
13.4	Claims Procedures Not Requiring a Determination of Disability	50
13.5	Claims Procedures Requiring a Determination of Disability	52
13.6	Statute of Limitations; Venue	55
Article XIV AMENDMENT, TERMINATION AND MERGER		56
14.1	Amendment of the Plan	56
14.2	Termination of the Plan	56
14.3	Merger of Transfer of Assets	57
Article XV MISCELLANEOUS		58
15.1	No Assignment	58
15.2	Qualified Domestic Relations Order Permitted	58
15.3	Limitation of Rights; Employment Relationship	58
15.4	Nonreversion	59
15.5	Applicable Law, Severability	59
15.6	No Liability	59
15.7	Missing Persons	60
Article XVI PARTICIPATING EMPLOYERS		61
16.1	Adoption by Controlled Group Members	61
16.2	Termination of a Participating Employer’s Participation; Other Matters	61
16.3	Authorization and Delegation to the Company	62
APPENDIX I		63
APPENDIX II		64
APPENDIX III		65

- iv -

319201581.13

HECLA MINING COMPANY RETIREMENT PLAN

(As Amended and Restated January 1, 2025)

INTRODUCTION

This document is an amendment and restatement of the Hecla Mining Company Retirement Plan (the “Plan”). The Plan was originally established effective January 1, 1947 by Hecla Mining Company (the “Company”).

Effective April 16, 2008, Hecla Admiralty Company, a wholly owned subsidiary of the Company, acquired all of the outstanding shares of capital stock of both the Kennecott Greens Creek Mining Company and the Kennecott Juneau Mining Company (collectively “Greens Creek”), the employees of which (the “Greens Creek Employees”) participated in the Rio Tinto America, Inc. Investment Partnership Plan or the Rio Tinto America, Inc. Retirement Plan. In connection with the transaction, the Company amended the Plan to (1) add a cash balance feature to provide a benefit to Greens Creek Employees who participated in the Rio Tinto America, Inc. Investment Partnership Plan and (2) add a supplemental pension benefit for Greens Creek Employees that previously participated in the Rio Tinto America, Inc. Retirement Plan. No assets from the Rio Tinto America, Inc. Investment Partnership Plan or the Rio Tinto America, Inc. Retirement Plan were transferred to the Plan and this Plan is not a successor to or continuation of such plans.

Effective July 19, 2024, no employee hired, rehired or transferred from an ineligible position to an eligible employee position may (1) become a new participant in the Plan, (2) reenter the Plan as an active participant or otherwise again be considered an active participant, or (3) otherwise commence or recommence active participation in or benefit accrual under the Plan. Thus, on and after July 19, 2024, the only employees who shall actively participate in this Plan and accrue additional benefits shall be those individuals who were employed in an eligible employee position on July 18, 2024 and who otherwise meet the requirements to be a participant and actively participate in this Plan. For avoidance of doubt, a transfer from one eligible employee position to another eligible employee position shall continue to actively participate in this Plan.

This restatement is being made to incorporate all prior amendments to the Plan and make certain other discretionary changes. This restatement is effective, except as otherwise stated, as of January 1, 2025.

The Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, as amended (the “Code”), with a trust exempt from tax under Code Section 501(a), and is intended to comply with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan shall be interpreted and administered in accordance with these intents.

319201581.13

Article I

DEFINITIONS

“Accrued Benefit” means:

(a)
In the case of a Traditional Pension Participant, a Single Life Annuity payable at the Participant’s Normal Retirement Date based upon the Normal Retirement Benefit formula reflected under Article III.
(b)
In the case of a Cash Balance Participant, a benefit payable in the form of a Single Life Annuity payable at the Participant’s Normal Retirement Date that is the Actuarial Equivalent of the balance that will be credited to the Participant’s Cash Balance Account as of their Normal Retirement Date, assuming that no further Pay Credits are credited to their Cash Balance Account after the date of determination but that Interest Credits continue to be credited until the Participant’s Normal Retirement Date. For purposes of determining the Accrued Benefit, future Interest Credits shall be projected using the most recent rate determined under Section 3.2(b).
(c)
The Accrued Benefit of a Rio Tinto Supplement Participant shall also include a supplemental amount calculated in accordance with Section 3.3.

A Participant’s Accrued Benefit shall be adjusted, as described in the Plan, to reflect early or deferred commencement and/or payment in an optional form.

“Actuarial Equivalent” means a benefit or an amount that is equal in value to another benefit or amount, determined at the time benefit payments commence, based on the following assumptions and factors:

(a)
Interest at seven percent (7%) per annum with mortality based on the UP-1984 (Uninsured Pensioners Unisex) table of mortality with no setback.
(b)
For purposes of converting a Cash Balance Account to an Actuarial Equivalent annuity and for purposes of calculating a lump sum benefit, other than a Cash Balance Account, paid on or after January 1, 2008:
(i)
the “applicable mortality table” under Code Section 417(e)(3)(B), and
(ii)
the “applicable interest rate” under Code Section 417(e)(3)(C) for the fifth month immediately preceding the beginning of the Plan Year which includes the date selected for payment of the benefit.
(c)
For purposes of converting a lump sum benefit paid on or after January 1, 2002, but before January 1, 2008:
(i)
the applicable Code Section 417(e)(3) mortality table; and

319201581.13

(ii)
an interest rate equal to the annual effective interest rate on 30-year U.S. Treasury securities as published by the Commissioner of the Internal Revenue Service for the fifth month immediately preceding the beginning of the Plan Year which includes the date selected for payment of the benefit.
(d)
Notwithstanding the foregoing, for purposes of subsection (b) and (c) above, the interest rate or rates which would be used, as of the first day of the Plan Year that contains the Annuity Starting Date, by the Pension Benefit Guaranty Corporation for purposes of determining the present value of the Participant’s benefits under the Plan, if the Plan had terminated on such date with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date, shall be used if such rate or rates would result in a greater lump sum payment.
(e)
If the definition of Actuarial Equivalent is amended, the value of a Participant’s Accrued Benefit on or after the date of such amendment shall be the greater of: (1) the Actuarial Equivalent of the Participant’s total Accrued Benefit computed in accordance with the amended definition, or (2) the Actuarial Equivalent of the Participant’s Accrued Benefit determined as of the date of such amendment and computed in accordance with the prior definition.

“Administrator” means the Committee as specified in ARTICLE XIII.

“Annuity Starting Date” means the first day of the first period for which payment of an Accrued Benefit under the Plan is scheduled to commence, either as a result of a written election or by operation of the Plan. Generally, a Participant’s Annuity Starting Date shall be as soon as practicable after the Participant has submitted the requisite distribution forms. An amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit. The payment of any disability retirement benefit is to be disregarded in determining the Annuity Starting Date.

“Average Compensation” means effective July 19, 2024:

(a)
With respect to a Participant whose Employment Commencement Date was prior to July 1, 2013, the Participant’s average annual Compensation for thirty six (36) consecutive months during the Participant’s last ten (10) years of employment, which produce the highest such average. In the event the period of employment is fewer than thirty six (36) months, such lesser period of service shall be used to determine Average Compensation.
(b)
With respect to a Participant whose Employment Commencement Date is on or after July 1, 2013, the Participant’s average annual Compensation for sixty (60) consecutive months during the Participant’s last ten (10) years of employment, which produce the highest such average. In the event the period of employment is fewer than sixty (60) months, such lesser period of service shall be used to determine Average Compensation;

319201581.13

the period of service over which Compensation shall be considered when determining a Participant’s Average Compensation shall begin with their Employment Commencement Date and end on their Termination of Employment. The period of service over which Compensation shall be considered shall include an Industrial Injury Absence if following the Industrial Injury Absence the Participant returns to active employment with the Company for a period of at least six consecutive months; provided that, solely for the purpose of computing benefits, the period of Industrial Injury Absence shall be credited with base salary or wages as of the date the absence began to the extent that would have been received if the Employee had not been injured. Notwithstanding any provision of the Plan to the contrary, for an Employee hired, rehired, or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024, the period of service over which Compensation is considered shall not consider service or Compensation on or after the date of such hire, rehire or transfer.

“Beneficiary” means the Participant’s Spouse or, in the case of an unmarried Cash Balance Participant, the person or persons designated by the Participant to receive their Cash Balance Account after the death of the Participant. If upon the death of an unmarried Cash Balance Participant there is no valid designation of Beneficiary on file with the Employer, the following shall be deemed to be the Participant’s Beneficiary or Beneficiaries, in order of priority: surviving children, including adopted children, in equal shares; surviving parents, in equal shares; and the Participant’s estate. The determination of the Committee as to which persons, if any, qualify within the categories listed above shall be final and conclusive upon all persons.

“Cash Balance Account” means the nominal bookkeeping account established and maintained pursuant to Section 3.2.

“Cash Balance Participant” means:

(a)
A Participant who is a Greens Creek Employee hired or rehired on or after April 1, 2007; and
(b)
A Participant who is a Greens Creek Employee whose most recent Employment Commencement Date was prior to April 1, 2007 and who elected to participate in the Rio Tinto America, Inc. Investment Partnership Plan in lieu of continued benefit accruals under the Rio Tinto America, Inc. Retirement Plan.

A Participant who was a Cash Balance Participant under subsection (a) or (b) above when they first became a Participant shall continue to be a Cash Balance Participant notwithstanding a transfer to another Controlled Group Member or a rehire following a Termination of Employment so long as they are an Eligible Employee, provided that no Employee transferred from an ineligible position to an Eligible Employee position or rehired on or after July 19, 2024, may reenter the Plan as an active participant or otherwise recommence active participation in or benefit accrual under the Plan.

319201581.13

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the retirement committee appointed and acting in accordance with ARTICLE XIII of this Plan.

“Company” means Hecla Mining Company, a Delaware corporation.

“Compensation” means:

(a)
Before July 1, 2013, wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee by the Employer in the course of an Employer’s trade or business, including any post-employment payment for services performed during the course of employment that would have been paid to the Employee prior to the severance from employment if the Employee had continued in employment with an Employer, for which an Employer is required to furnish the Employee a written statement under Code Section 6041(d), 6051(d) or 6052 (i.e., W-2 wages), plus elective deferrals not includable in the gross income of the Employee under Code Sections 125, 132(f)(4), 402(e)(3), 402(h), 403(b) and 457, but excluding fringe benefits, reimbursements or other expense allowances, moving expenses, health and welfare benefits, stock awards, and income realized under a stock option or restricted stock or property arrangement.
(b)
On or after July 1, 2013, a Participant’s base salary or wages for personal services and elective deferrals plus (i) elective deferrals not includable in the gross income of the Employee under Code Sections 125, 132(f)(4), 402(e)(3), 402(h), 403(b) and 457, (ii) one-half (1/2) of any performance based or annual incentive bonus, (iii) one-half (1/2) of any safety incentive award, (iv) paid time off, other than pay while on disability leave, (v) any post-employment payment for services performed during the course of employment that would have been paid to the Employee prior to the severance from employment if the Employee had continued in employment with an Employer, and (vi) compensation for overtime at the Employee’s regular rate of pay. Further, with respect to benefits accrued on or after July 1, 2013, Compensation shall not include long term incentive awards, premium pay rates for overtime, contributions to or distributions from a nonqualified deferred compensation plan, location differentials and allowances, fringe benefits, reimbursements or other expense allowances, moving expenses, health and welfare benefits, stock awards, income realized under a stock option or restricted stock or property arrangement, and severance payments unless the payment is for unused accrued bona fide sick, vacation, or other leave and the Employee would have been able to use the leave if the Employee had continued in employment with the Employer.
(c)
Effective January 1, 2009, Compensation shall also include ‘differential wage payments’ as such term is defined under Code Section 3401(h).
(d)
Notwithstanding any other provision of the Plan to the contrary, and in addition to other applicable limitations set forth in the Plan, the annual compensation of each

319201581.13

Employee considered under the Plan shall not exceed the annual compensation limit set forth in Code Section 401(a)(17). The annual compensation limit for the Plan Year beginning January 1, 2025 is $350,000. This limit may be adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. If compensation for any prior determination period is considered in determining an Employee’s benefits accruing in the current Plan Year, the annual compensation limit for determination periods beginning before January 1, 2025 shall be the limitation that was in effect for each such Plan Year without regard to the effect of this subsection on such limit.
(e)
Notwithstanding any provision of the Plan to the contrary, no amounts received by an Employee hired, rehired or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024 shall be considered Compensation for any purpose under the Plan, including benefit accruals, Average Compensation and Pay Credits.

“Controlled Group” means the Company and:

(a)
a corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and (e)(3)(C)) as the Company;
(b)
a trade or business (whether or not incorporated) controlled by the Company or under common control with the Company as required by Code Section 414(c);
(c)
an organization which is a member of the same affiliated service group (as defined in Code Section 414(m)) as the Company as required by Code Section 414(m); and
(d)
any other entity required to be aggregated with the Company pursuant to Code Section 414(o);

“Covered Compensation” means for any Plan Year, the average (without indexing) of the Social Security Taxable Wage Base in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No change in Covered Compensation shall decrease a Participant’s Accrued Benefit under the Plan. In determining a Participant’s Covered Compensation for a Plan Year, the Social Security Taxable Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as in effect for the Plan Year for which the determination is being made. A Participant’s Covered Compensation for any Plan Year after the thirty-five (35) year period is the Participant’s Covered Compensation for the Plan Year in which the Participant

319201581.13

attained Social Security Retirement Age. A Participant’s Covered Compensation for a Plan Year before the thirty-five (35) year period is the Social Security Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant’s Covered Compensation shall be automatically adjusted for each Plan Year in accordance with these rules.

“Credited Service”

(a)
For Employees who are hired before July 1, 2013, Credited Service means the total elapsed period of employment with the Employer while an Eligible Employee.
(b)
For Employees who are Cash Balance Participants hired after June 30, 2013, Credited Service means the total elapsed period of employment while the Employee is an Eligible Employee calculated from the Entry Date coincident with or next following completion of a Year of Service to the Employee’s Termination of Employment, subject to the Plan’s break in service rules.
(c)
For Employees who are Traditional Pension Participants hired after June 30, 2013, Credited Service means the total elapsed period of employment while the Employee is an Eligible Employee calculated from the first day of the month coincident with or next following completion of a Year of Service to the Employee’s Termination of Employment, subject to the Plan’s break in service rules.
(d)
The number of years and whole months of Credited Service shall be used to calculate the amount of any pension benefits to which an Eligible Employee is entitled. Elapsed time of less than 15 days of service shall be disregarded, and 15 or more days of service shall be counted as a whole month of Credited Service.
(e)
An Eligible Employee’s Credited Service hereunder shall not include Years of Service with the Kennecott Greens Creek Mining Company or Kennecott Juneau prior to April 16, 2008.
(f)
Notwithstanding any provision of the Plan to the contrary, no Employee hired, rehired or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024, shall earn Credited Service on or after the date of hire, rehire or transfer.

“Early Retirement” shall mean retirement on or after a Participant attains Early Retirement Age.

“Early Retirement Age” means the attainment of age 55 and completion of ten (10) Years of Service.

“Early Retirement Benefit” means a benefit payable before Normal Retirement Age in accordance with ARTICLE IV of this Plan.

319201581.13

“Early Retirement Date” means the first day of the month (prior to the Normal Retirement Date) coinciding with or following Participant’s Termination of Employment and after attainment of Early Retirement Age.

“Early Retirement Window Additional Benefit” means a supplemental benefit provided to certain Participants who elected to retire between December 1, 2001, and December 31, 2001, the terms of which are governed by the Plan document in effect at that time.

“Effective Date” means January 1, 2025, except where a provision is specifically effective as of another date.

“Election Period” means the 180-day period ending on the Participant’s Annuity Starting Date.

“Eligible Employee” means any Employee who is regularly employed by an Employer and who is classified as such on the payroll records of an Employer (regardless of any reclassification which may be made by any government agency or court). An Eligible Employee does not include any individual who is (a) a nonresident alien with no U.S. source income, (b) a Leased Employee, or (c) a member of a collective bargaining unit of employees.

“Eligible Spouse” means the Spouse to whom a Participant is married during the 12-month period ending on either the Annuity Starting Date or the date of their death whichever occurs earlier.

“Employee” means a person who is a common law employee of an Employer or is a Leased Employee.

“Employer” means the Company and any Controlled Group Member, including Hecla Greens Creek Mining Company, Hecla Juneau Mining Company, Hecla Limited, and Troy Mine Inc, who has adopted the Plan. For purposes of determining an Employee’s Hour of Service, the term Employer includes any Controlled Group Member.

“Employment Commencement Date” means the date that the Employee first performs an Hour of Service for the Employer.

“Entry Date” means the first day of each calendar quarter.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Greens Creek” means Kennecott Greens Creeks Mining Company, Kennecott Juneau Mining Company, Hecla Juneau Mining Company, and Hecla Greens Creek Mining Company.

“Greens Creek Employee” means an Employee of Greens Creek.

“Highly Compensated Employee” with respect to a Plan Year means either of the following:

(a)
a Participant who was a 5% owner of any Controlled Group Member, determined in accordance with Code Section 318, at any time during the Plan Year or the preceding Plan Year; or

319201581.13

(b)
a Participant who received 415 Compensation during the preceding Plan Year in excess of $160,000 (as adjusted for any cost-of-living increases as permitted by Code Section 414(q)).

The identification of Highly Compensated Employees shall be made in accordance with the provisions of Code Section 414(q).

“Hour of Service” means:

(a)
Each hour for which an Employee is paid or entitled to payment for the performance of duties for a Controlled Group Member.
(b)
Each hour for which an Employee is paid, or entitled to payment, by a Controlled Group Member on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty or leave of absence; provided, however, that unless such hours would be credited by an Employer under its established practices:
(i)
No more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any single, continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period), except for hours credited due to salary continuation or paid temporary disability leave;
(ii)
Any Hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed will not be credited to any Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers’ compensation, unemployment compensation, or disability insurance laws; and
(iii)
Hours of Service will not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.
(c)
Each hour for which credit is required to be credited under the Plan by federal law, including without limitation federal law governing veterans’ reemployment rights, the nature and extent of any such credit being determined under such law; and
(d)
Each hour for which back pay, irrespective of mitigation of damages, whether either awarded or agreed to by a Controlled Group Member. The same Hours of Service will not be credited under one or more of subsection (a), (b) or (c) above and this subsection. Hours of Service will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

319201581.13

(e)
Hours of Service shall be ascertained from the Controlled Group’s records of hours worked or hours for which payment is made or owing and other employment records. Any Employee for whom the Controlled Group does not maintain records of actual hours worked shall be credited with 95 Hours of Service for each semi-monthly pay period for which they would have been required to be credited with an Hour of Service. Hours of Service shall be credited to the applicable computation period in accordance with Department of Labor (DOL) Regulation Section 2530.200b-2(b) and (c). In determining an Employee’s Hours of Service, in no event shall the same hour be counted more than once, persons similarly situated shall be treated alike, and the term Controlled Group shall include and refer to a “predecessor employer” as used in, and to the extent required by, Code Section 414(a).
(f)
Each hour for the period of an Industrial Injury Absence if following the Industrial Injury Absence the Participant returns to active employment with the Company for a period of at least six consecutive months; provided that, solely for the purpose of computing benefits, the period of Industrial Injury Absence shall be credited with hours as of the date the absence began to the extent that would have been received if the Employee had not been injured.

“Industrial Injury Absence” means a temporary absence due to injuries arising out of and in the course of the Company’s employ. The Industrial Injury Absence shall cease when the employee is physically capable of returning to work for the Company. Only injuries causing an absence exceeding sixty days or more shall be recognized under the provisions of this Paragraph.

“Interest Credit” means a credit applied to Cash Balance Accounts on the last day of each calendar quarter pursuant to Section 3.2.

“Joint and Survivor Annuity” means an annuity providing actuarially reduced (from the Single Life Annuity) monthly benefits for the life of the Participant and the Participant’s Spouse, if any. A 50%, 75% or 100% Joint and Survivor Annuity provides a monthly pension payable to the Participant’s Spouse following the Participant’s death equal to 50%, 75% or 100% respectively of the monthly pension payable to the Participant. All Joint and Survivor Annuities shall be Actuarially Equivalent to the Single Life Annuity.

“Leased Employee” means any individual who is not an Employee of the Employer or a Controlled Group Member but who performs services for the Employer or a Controlled Group Member, where:

(a)
such services are provided pursuant to an agreement between the Controlled Group Member and any other person (the “leasing organization”);
(b)
the individual has performed such services for the Controlled Group Member, or for the Controlled Group Member and any “related persons” determined under Code Section 414(n)(6), on a substantially full-time basis for a period of at least one year;
(c)
such services are performed under the primary direction or control of the Controlled Group Member; and

319201581.13

(d)
the individual is not covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least 10% of such individual’s compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20% of the Controlled Group Member’s nonhighly compensated work force.

“Military Service” means qualified military service within the meaning of Code Section 414(u).

“Normal Form” means the normal form of benefit as prescribed by Section 7.1.

“Normal Retirement” means retirement from service with the Employer on or after the Participant’s Normal Retirement Age. In the case of a Participant who continues in the employ of the Employer after reaching such Normal Retirement Age, ‘Normal Retirement’ shall mean retirement on the delayed retirement date, which is the date of the Participant’s actual Termination of Employment. When such Participant actually retires, they shall then be entitled to a delayed retirement benefit in accordance with Section 3.5.

“Normal Retirement Age” shall mean the date the Participant attains age 65.

“Normal Retirement Date” means the first day of the month coinciding with or next following a Participant’s attainment of Normal Retirement Age.

“One-Year Break in Service” means, with respect to any Employee, a Plan Year during which the Employee is credited with 500 or fewer Hours of Service. Solely for purposes of determining whether an Employee has incurred a One-Year Break in Service, an Employee who is absent from active service on account of a Parental Leave (whether paid or unpaid) shall be credited with Hours of Service during the absence period on the basis of eight hours per day during the Parental Leave. With respect to a Parental Leave, the Administrator shall credit only the number of Hours of Service (not exceeding 501) necessary to prevent an Employee from incurring a One-Year Break in Service, and shall credit all such Hours of Service to the Plan Year in which the Employee’s absence begins or, if the Employee does not need these Hours of Service to prevent a One-Year Break in Service in such Plan Year, to the immediately following Plan Year. Any Parental Leave in excess of the leave provided under the federal Family Medical Leave Act shall not be credited for purposes of calculating a Participant’s Accrued Benefit.

“Parental Leave” means a period of an Employee’s absence from active employment (i) by reasons of the pregnancy of the Employee, (ii) by reasons of the birth of a child of the Employee, (iii) by reasons of placement with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for a child for the period beginning immediately following such birth or placement.

“Participant” means an Eligible Employee who has entered the Plan after meeting the requirements of ARTICLE II of this Plan.

319201581.13

“Pay Credit” means a credit applied to Cash Balance Accounts on the last day of each calendar quarter pursuant to Section 3.2.

“Plan” means the Hecla Mining Company Retirement Plan, as set forth herein, and any amendments hereto.

“Plan Year” means the twelve (12) month period ending December 31st.

“Qualified Domestic Relations Order” or “QDRO” means any judgement, decree, or order (including court approval of a property settlement agreement) relating to the provision of child support, alimony payment, or marital property rights to an Alternate Payee. A QDRO must (a) be made pursuant to a state domestic relations law (including community property law), (b) concern the creation or recognition of an Alternate Payee’s right to receive all or a portion of the benefits that would otherwise be payable to a Participant or other Beneficiary under the Plan, and (c) meet the requirements of Code Section 414(p). Whether any domestic relations order is a “Qualified Domestic Relations Order” is determined in the sole discretion of the Administrator, and not by the issuing court.

“Qualified Pre-Retirement Survivor Annuity” or “QPSA” means an annuity paid for the lifetime of an Eligible Spouse of a Participant. A QPSA is paid only under certain circumstances, and only when the Participant has received no prior Plan benefit. In all events, a QPSA shall be defined to reflect Treasury Regulation Section 1.401(a)-20.

“Reemployment Commencement Date” means the date on which a person first performs an Hour of Service following a Termination of Employment.

“Required Beginning Date” means April 1 of the calendar year following the later of the calendar year in which the Participant retires or the calendar year in which such Participant attains the age prescribed under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder. If a Participant is a 5% owner (as defined in Code Section 416), distribution of such Participant’s benefit shall be made or commence to be made by April 1 of the calendar year following the calendar year in which the Participant attains the age prescribed under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder or thereafter.

“Rio Tinto Supplement Participant” means an Eligible Employee who had an accrued benefit under the Rio Tinto America, Inc. Retirement Plan as of April 16, 2008.

“Section 415 Compensation” means a Participant’s wages, salaries, fees for professional service, and all other amounts received for personal services actually rendered in the course of employment with an Employer or an “affiliated employer” paid to him for such period, but excluding (i) contributions (other than elective contributions described in Code Section 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b)) made on behalf of the Participant by an Employer or an “affiliated employer” to a plan of deferred compensation (including a simplified employee pension described in Code Section 408(k) or a simple retirement account described in Code Section 408(p)), whether or not qualified, to the extent that, before application of the limitations of Code Section 415 to such plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, whether or not qualified, (except amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includable in the gross income of the Participant), (iii) amounts realized from

319201581.13

the exercise of a non-qualified option or when restricted stock or other property held by the Participant either becomes freely transferable or is no longer subject to substantial risk of forfeiture, (iv) amounts received from the sale, exchange or other disposition of stock acquired under a qualified stock option, (v) any other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant and are not salary reduction amounts that are described in Code Section 125), and (vi) other items that are similar to the items listed in (i) through (v) above.

Section 415 Compensation includes (i) any elective deferral, as defined in Code Section 402(g)(3) and (ii) any amount contributed or deferred by the Employer at the Participant’s election which is not includable in the Participant’s gross income by reason of Code Section 125, 132(f)(4), or 457.

If a Participant has a severance of employment (as defined in Treasury Regulation Section 1.415(a)-1(f)(5)) with the Employer and all affiliated employers, Section 415 compensation does not include amounts received by the Participant following such severance of employment except amounts paid before the later of (a) the close of the Limitation Year in which the Participant’s employment terminates or (b) within 2½ months of such severance if such amounts:

(i)
would otherwise have been paid to the Participant in the course of their employment and are regular compensation for services during the Participant’s regular working hours, compensation for services outside the Participant’s regular working hours (such as overtime or shift differential pay), commissions, bonuses, or other similar compensation,
(ii)
are payments for accrued bona fide sick, vacation or other leave, but only if the Participant would have been able to use such leave if their employment had continued and such amounts would have been includable in 415 Compensation if their employment had continued, or
(iii)
are received by the Participant pursuant to a non-qualified, unfunded deferred compensation plan, but only if the Participant would have received such payments at the same time if they had continued in employment and only to the extent the payments are includable in the Participant’s gross income.

Notwithstanding any other provision of the Plan to the contrary, effective January 1, 2009, if a Participant is absent from employment as an Employee to perform service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States Code), their Section 415 Compensation will include any differential pay, as defined hereunder, that they receive or are entitled to receive from their Employer. For purposes of this paragraph, “differential pay” means any payment made to the Participant by the Employer with respect to a period during which the Participant is performing service in the uniformed services while on active duty for a period of more than 30 days that represents all or a portion of the wages the Participant would have received if they had continued employment with the Employer as an Employee.

319201581.13

In no event, however, shall the compensation of a Participant considered under the Plan for any calendar year exceed the Code Section 401(a)(17) limit in effect for such calendar year, subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d). Effective for calendar years beginning on and after July 1, 2007, the limit described in this paragraph shall be applied annually to Section 415 Compensation earned in such calendar year and Section 415 Compensation for a calendar year shall not increase as a result of an increase in the Code Section 401(a)(17) limit applicable to a future calendar year.

To be included in a Participant’s Section 415 Compensation for a particular calendar year, an amount must have been received by the Participant (or would have been received, but for the Participant’s election under Code Section 125, 132(f)(4), 401(k), 402(h)(1)(B), 403(b), 408(p)(2)(A)(i), or 457) within such calendar year.

“Single Life Annuity” means an annuity providing level monthly payments over the life of the annuitant.

“Social Security Retirement Age” shall mean age sixty-five (65) for individuals born before January 1, 1938, age sixty-six (66) for individuals born before January 1, 1955 and age sixty-seven (67) for individuals born on or after January 1, 1955.

“Social Security Taxable Wage Base” shall mean the contribution and benefit limit in effect under Code Section 3121(a)(1).

“Spouse” means the individual, if any, to whom the Participant is lawfully married on the date of the Participant’s death, or on the Participant’s Annuity Starting Date, whichever is earlier. A Participant’s marital status is determined under applicable state law. Notwithstanding any other provision of this Section, a former Spouse shall be treated as the Participant’s Spouse to the extent provided under a Qualified Domestic Relations Order.

“Spousal Consent” means an Eligible Spouse’s written consent which acknowledges the effect of the Participant’s election and is witnessed by a Plan representative or a notary public. Once made, consent shall be irrevocable unless the Participant revokes their election to waive the qualified Joint and Survivor Annuity or the Qualified Pre-Retirement Survivor Annuity, as applicable; upon such event, consent shall be deemed to be revoked. Notwithstanding the foregoing, Spousal Consent is not required if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Eligible Spouse or that the Eligible Spouse cannot be located. In addition, no Spousal Consent is necessary if the Participant has been legally separated or abandoned within the meaning of local law and the Participant provides the Plan representative with a court order to that effect, so long as such court order does not conflict with a Qualified Domestic Relations Order. If the Eligible Spouse is legally incompetent to consent, the Eligible Spouse’s legal guardian may consent on her behalf, even if the legal guardian is the Participant.

“Termination of Employment” means a Participant’s separation from service with the Controlled Group by reason of resignation, retirement, discharge, disability or death.

319201581.13

“Total Disability” or “Totally and Permanently Disabled” means that a Participant is determined by the Administrator to be disabled as a result of an illness or injury to the extent that the Participant is prevented from performing any work or engaging in any occupation for wage or profit. A determination of permanent disability by the Social Security Administration shall be conclusive evidence of Total Disability. A Participant shall not be considered Totally and Permanently Disabled if the disability resulted from the Participant engaging in a criminal enterprise, habitual drunkenness, addiction to narcotics, a self-inflicted injury, or resulted from military service.

“Traditional Pension Participant” means a Participant who is:

(a)
An Eligible Employee of the Company; and
(b)
A Greens Creek Employee whose most recent Employment Commencement Date was prior to April 1, 2007, and who did not elect to participate in the Rio Tinto Inc. Investment Partnership Plan.

A Participant who was a Traditional Pension Participant as defined in (a) or (b) above when they first became a Participant shall continue to be a Traditional Pension Participant notwithstanding a transfer of employment to a different Controlled Group Member or a rehire following a Termination of Employment so long as they are an Eligible Employee, provided that no Employee rehired or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024 may reenter the Plan as an active participant or recommence participation in or benefit accrual under the Plan.

“Trust” means the legal entity created by the Trust Agreement(s) and incorporated by reference as part of the Plan to hold Plan assets.

“Trust Agreement” means an agreement between the Company and a Plan Trustee.

“Trustees” means U.S. Bank and any duly appointed successor. Trustee shall also include all other trustees and custodians who receive, hold, invest, and disburse assets of the Trust fund in accordance with the terms and provisions set forth in the Plan and Trust Agreement(s).

“Year of Service” means a computation period in which the Employee completes at least 1,000 Hours of Service. For purposes of determining whether an Employee has completed a Year of Service in order to be eligible to participate in the Plan, the applicable computation period is the 12 consecutive month period beginning with the date on which the Employee first performs an Hour of Service or, if they do not complete 1,000 Hours of Service during such period, the Plan Year commencing within such 12-month period or any Plan Year thereafter. For all other purposes, the computation period is the Plan Year. Years of Service include any period of Military Service for a reemployed veteran which is required to be included under Code Section 414(u). For purposes of determining whether a participant is eligible for Early Retirement Benefits pursuant to ARTICLE IV and vesting pursuant to ARTICLE VI, Years of Service include years of service with Greens Creek completed prior to April 16, 2008. Notwithstanding any provision of the Plan to the contrary, any Employee rehired or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024 shall not accrue a Year of Service on or after the date of rehire or transfer except for the purpose of determining (1) attainment of Early Retirement Age, (2) eligibility for an Early Retirement Benefit and (3) vesting under Article IV.

319201581.13

Article II

ELIGIBILITY AND PARTICIPATION

2.1.
Participation Service Requirement
(a)
An Eligible Employee shall become a Participant on the Entry Date coincident with or next following completion of a Year of Service.
(b)
An Eligible Employee who completed a Year of Service as an Eligible Employee, but who was not employed by an Employer on the Entry Date and has not incurred a One-Year Break in Service shall become a Participant immediately after again completing an Hour of Service as an Eligible Employee.
(c)
Notwithstanding the foregoing, each Participant in the Plan immediately prior to January 1, 2025 shall continue to be a Participant in the Plan in accordance with the provisions of the Plan.
(d)
Notwithstanding any provision of the Plan to the contrary, no Employee hired, rehired or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024 may (1) become a participant in the Plan, (2) reenter the Plan as an active participant or otherwise again be considered a participant, or (3) otherwise commence or recommence active participation in or benefit accrual under the Plan. Thus, on and after July 19, 2024, the only employees who shall actively participate in this Plan and accrue additional benefits shall be those individuals who were employed in an eligible employee position on July 18, 2024 and who otherwise meet the requirements to be a participant and actively participate in this Plan. For avoidance of doubt, a transfer from one Eligible Employee position to another Eligible Employee position shall continue to actively participate in this Plan.
2.2.
Termination of Participation

Participation in the Plan shall continue until a Participant has a Termination of Employment and a One-Year Break in Service. A Participant who has a Termination of Employment but has not received a complete distribution of their Accrued Benefit shall be an inactive Participant.

2.3.
Participation Upon Reemployment Before One-Year Break In Service
(a)
Termination of Employment After Becoming a Participant

A Participant who has a Termination of Employment with the Controlled Group and is subsequently re-hired as an Eligible Employee prior to incurring a One-Year Break in Service, shall again become an active Participant on their Reemployment Commencement Date.

319201581.13

(b)
Termination of Employment Before Becoming a Participant

An Eligible Employee who has a Termination of Employment with the Controlled Group before becoming a Participant and is subsequently re-hired as an Eligible Employee before incurring a One-Year Break in Service shall become a Participant on their Reemployment Commencement Date if they previously completed a Year of Service but were not employed on their Entry Date. Otherwise, such re-hired Employee shall become a Participant on the date that they complete one Year of Eligibility Service following their most recent Reemployment Commencement Date.

(c)
Reemployment Commencement Dates On or After July 19, 2024

Notwithstanding any provision of the Plan to the contrary, no Employee with a Reemployment Commencement Date on or after July 19, 2024 may commence or recommence active participation in or benefit accrual under the Plan.

2.4.
Suspended Participation

A Participant who ceases to be an Eligible Employee, but who has not had a Termination of Employment, shall become a suspended Participant. A suspended Participant shall not accrue any additional benefits under the Plan during the period of suspension. However, a suspended Participant shall continue to be credited with all service while employed by the Controlled Group for purposes of vesting.

2.5.
Military Service

Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to Military Service will be provided in accordance with Code Section 414(u). In the case of a Participant who dies while performing Military Service, the survivors of such Participant shall receive any additional benefits (other than benefit accruals relating to the period of such Military Service) provided under the Plan had the Participant resumed and then terminated employment with an Employer on account of death.

319201581.13

Article III

NORMAL RETIREMENT BENEFITS

A Participant may retire on attainment of Normal Retirement Age and shall be entitled to a Normal Retirement Benefit equal to their Accrued Benefit.

3.1.
Traditional Pension Participants
(a)
Termination of Employment Prior to July 1, 2000

The Accrued Benefit of a Traditional Pension Participant who had a Termination of Employment before July 1, 2000 is a monthly benefit payable at Normal Retirement Age equal to one-twelfth (1/12) of the sum of (i) and (ii):

(i)
1.0% of such Participant’s Average Compensation multiplied by their number of years of Credited Service.
(ii)
0.50% of such Participant’s Average Compensation in excess of their Covered Compensation for a Plan Year multiplied by their number of years of Credited Service.
(b)
Termination of Employment on or After July 1, 2000

The Accrued Benefit of a Traditional Pension Participant who is an Eligible Employee on or after July 1, 2000 is a monthly benefit payable at Normal Retirement Age equal to one-twelfth (1/12) of the sum of (i) and (ii):

(i)
1.0% of such Participant’s Average Compensation multiplied by their number of years of Credited Service.
(ii)
0.75% of such Participant’s Average Compensation in excess of their Covered Compensation for a Plan Year multiplied by their number of years of Credited Service.

The Average Compensation of a Traditional Pension Participant calculated under this Section 3.1 shall not be less than the Participant’s Average Compensation determined as of June 30, 2013.

The Accrued Benefit of a Participant identified in Appendix I shall be adjusted by the percentage and limitations stated therein. For any Traditional Pension Participant whose Average Compensation is sufficient to generate a retirement benefit, said retirement benefit shall be not less than a minimum of $13.33 per month.

(c)
Rehired Traditional Pension Participant
(i)
Notwithstanding the foregoing subsections 3.1(a) and (b), if a Traditional Pension Participant received a lump sum distribution pursuant to Section 7.2(d) and is subsequently rehired, such Participant’s Accrued Benefit following a subsequent Termination of Employment shall be offset by the Actuarial Equivalent of the amount of the lump sum distribution previously received.

319201581.13

(ii)
Notwithstanding the foregoing subsections 3.1(a) and (b), if a Traditional Pension Participant who is actively employed on January 1, 2014, is entitled to a benefit from a qualified retirement plan sponsored by Imerys Ceramics or its affiliates (an “Imerys Plan”), which is attributable to the benefit accrued under the Plan as of March 28, 2001 (the date K-T Clay was sold to Imerys Ceramics) and transferred to an Imerys Plan, such Participant’s Accrued Benefit shall be offset by the Actuarial Equivalent of the benefit due from the Imerys Plan.
3.2.
Cash Balance Participants

The Annuity Starting Date for the Accrued Benefit of a Cash Balance Participant shall be any date after Termination of Employment elected by the Cash Balance Participant with respect to benefits accrued as of June 30, 2013. The Annuity Starting Date for the Accrued Benefit of a Cash Balance Participant shall be the Participant’s Normal or Early Retirement Date with respect to benefits accrued after June 30, 2013. Notwithstanding the foregoing, if a Cash Balance Account accrued after June 30, 2013 has a present value of $7,000 or less, disregarding the value of the Participant’s Cash Balance Account as of June 30, 2013 and any Rio Tinto supplement provided under Section 3.3, the Annuity Starting Date shall be any date after Termination of Employment elected by the Cash Balance Participant. A Cash Balance Account shall be established and maintained in the name of each Cash Balance Participant. Cash Balance Accounts are nominal, bookkeeping accounts used to determine the benefit of each Cash Balance Participant. No Cash Balance Participant shall have an actual individual account under this Plan, nor shall any Cash Balance Participant have any claim to or interest in any particular assets of the Trust. Each Cash Balance Account shall consist of the sum of the Cash Balance Participant’s Pay Credits and Interest Credits.

(a)
Pay Credits
(i)
Cash Balance Participant Hired Prior to July 1, 2013

As of the last day of each Plan Year quarter, a Pay Credit shall be added to the Cash Balance Account of each Cash Balance Participant who receives Compensation during such quarter. The amount of the quarterly Pay Credit shall be equal to the sum of (A) and (B):

(A)
6% of the Cash Balance Participant’s Compensation up to the Social Security Taxable Wage Base paid during such quarter, plus
(B)
11.7% of the Cash Balance Participant’s Compensation in excess of the Social Security Taxable Wage Base paid during such quarter.

For each Plan Year quarter starting on or after July 1, 2013, the amount of the Pay Credit for each Cash Balance Participant who was an active Participant in the Plan as of June 30, 2013, shall be equal to 6% of the Cash Balance Participant’s Compensation paid during the quarter.

319201581.13

(ii)
Participants Hired on or After July 1, 2013

The amount of the Pay Credit for each Cash Balance Participant hired on or after July 1, 2013, shall be equal to the product of the Participant’s Compensation and the Pay Credit Percentage as shown below:

If the Participant’s Credited Service as of the last day of the Plan Year quarter is:	Then the Participant’s Pay Credit Percentage shall be:
Less than 5 years	3%
At least 5 years, but less than 10 years	4.5%
More than 10 years	6.0%

Solely for purposes of this subsection (ii), in the case of a Participant who is rehired following a Termination of Employment, Credited Service used to determine the applicable percentage shall include both service prior to and after the Termination of Employment, unless the Participant has incurred five consecutive One-Year Breaks in Service. Notwithstanding the foregoing, no Employee transferred from an ineligible position to an Eligible Employee position or rehired on or after July 19, 2024 shall earn Credited Service upon transfer or reemployment.

(iii)
Notwithstanding any provision of the Plan to the contrary, no Employee hired, rehired or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024 shall receive a Pay Credit for Compensation received on and after the date of such hire, rehire or transfer.
(b)
Interest Credits

As of the last day of each calendar quarter, each Cash Balance Account as of the end of the previous calendar quarter shall be credited with interest at a rate equal to the quarterly rate of change in the Consumer Price Index for all Urban Consumers (CPI-U) plus three-quarters of one percent (3/4%), but in no event shall the quarterly interest rate be less than zero. Interest Credits shall accrue through the last calendar quarter prior to the Cash Balance Participant’s Annuity Starting Date.

3.3.
Rio Tinto Supplement Participant

The monthly Accrued Benefit of a Rio Tinto Supplement Participant shall also include a supplemental amount calculated as the adjusted sum of (a) and (b) minus the sum of (c) and (d):

(a)
1% of the Rio Tinto Supplement Participant’s Appendix III Final Average Earnings not in excess of the Participant’s Monthly Covered Compensation multiplied by the Participant’s years of benefit service with Greens Creek prior to April 16, 2008.

319201581.13

(b)
1-2/3% of the Rio Tinto Supplement Participant’s Appendix III Final Average Earnings in excess of the Participant’s Monthly Covered Compensation, multiplied by the Participant’s years of benefit service with Greens Creek prior to April 16, 2008.
(c)
1% of the Rio Tinto Supplement Participant’s Frozen Appendix III Final Average Earnings not in excess of the Participant’s Monthly Covered Compensation, multiplied by the Rio Tinto Supplement Participant’s years of benefit service with the Kennecott Companies prior to April 16, 2008.
(d)
1-2/3% of the Rio Tinto Supplement Participant’s Frozen Appendix III Final Average Earnings in excess of the Participant’s Monthly Covered Compensation, multiplied by the Rio Tinto Supplement Participant’s years of benefit service with Greens Creek prior to April 16, 2008.

For purposes of this Section 3.3, the supplemental benefit shall be calculated using the definitions of benefit service, Final Average Earnings and Monthly Covered Compensation that were in the Rio Tinto America, Inc. Retirement Plan as amended and restated effective January 1, 2007 as replicated in Appendix III hereto.

For purposes of (a) and (b), Appendix III Final Average Earnings shall be calculated by considering all years of compensation before and after April 16, 2008.

For purposes of (c) and (d), Frozen Appendix III Final Average Earnings shall be calculated by considering only compensation prior to April 16, 2008, and Covered Compensation shall be calculated as if the participant had terminated employment on April 15, 2008.

3.4.
Early Retirement Window Benefits

The Plan has, from time to time, provided Early Retirement window benefits. As of the Effective Date, the time period for electing such benefits has closed and no Early Retirement window benefits are available to active Participants. The terms governing any Early Retirement window benefits currently being paid are those that were in effect as of the date such Early Retirement window program went into effect.

3.5.
Delayed Retirement
(a)
Traditional Pension Participant

A Traditional Pension Participant who continues in employment with their Employer or a Controlled Group Member after their Normal Retirement Date shall be entitled to a monthly pension payable in the form of a Single Life Annuity which shall be the greater of the Actuarial Equivalent of the benefit the Participant would have received if their Annuity Starting Date had been their Normal Retirement Date and their Accrued Benefit determined as of their actual Annuity Starting Date.

319201581.13

(b)
Cash Balance Participant

A Cash Balance Participant who continues employment with the Employer or a Controlled Group Member beyond their Normal Retirement Age shall continue to accrue benefits and shall be entitled to receive a benefit commencing after their Termination of Employment equal to the Actuarial Equivalent of their Cash Balance Account as of their Annuity Starting Date.

3.6.
Deferred Vested Benefit
(a)
A Participant who ceases to be an Employee for reasons other than death, Total Disability or retirement shall be entitled to a deferred vested benefit, commencing as of their Normal Retirement Date, which shall be equal to their vested Accrued Benefit as of their Termination of Employment.
(b)
A Participant eligible for a termination benefit who ceased to be an Employee after satisfying the service requirements for an Early Retirement Benefit but before satisfying the age requirement for such Early Retirement Benefit shall be entitled upon satisfaction of the age requirement to elect to commence to receive their deferred vested benefit. The amount paid pursuant to this Section 3.6 shall be equal to the Participant’s Accrued Benefit reduced by one-half of one percent (.5%) for each month their Early Retirement Date precedes their Normal Retirement Date.
(c)
Payment of a Participant’s vested Accrued Benefit shall not begin later than the 60th day after the latest of the close of the Plan Year in which:
(i)
The Participant attains Normal Retirement Age;
(ii)
Occurs the tenth (10th) anniversary of the year in which the Participant entered the Plan; or
(iii)
The Participant has a Termination of Employment.

Notwithstanding any provision of the Plan to the contrary, payment of a Participant’s benefit under the Plan shall be made, or commence to be made, not later than their Required Beginning Date.

3.7.
Distributions Prior to Early Retirement Age

Distributions prior to Early Retirement Age are not allowed except for payment of disability benefits, lump-sum payments of under $7,000 or Cash Balance Accounts accrued as of June 30, 2013.

3.8.
Suspension of Benefits
(a)
Subject to the requirements for Required Minimum Distributions, if a retired or former Employee is reemployed and is expected to work at least 1,000 Hours of Service in a Plan Year and is working at least 40 Hours of Service per month after their Annuity Starting Date, any payments being made to such Participant shall be suspended during the period of reemployment and retirement benefits shall continue to accrue for their period of reemployment.

319201581.13

(b)
Payment of benefits after suspension must resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to perform services as described in subsection (a). The initial payment on resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of services described in (a) and resumption of payments.
(c)
Upon the Participant’s subsequent retirement after reemployment, their retirement benefit will be reduced, to the extent permitted by applicable law, by the Actuarial Equivalent value of any retirement benefits previously distributed to him prior to their reemployment.
(d)
If the Participant received an Early Retirement window benefit that was suspended during a period of reemployment, the Participant’s benefit upon subsequent retirement shall be the greater of
(i)
the sum of the Employee’s Early Retirement Benefit, as determined by the terms of the Plan in effect on the Employee’s original retirement date, plus the benefits which accrue under the Plan during the period of reemployment, reduced by the Actuarial Equivalent value of the Early Retirement window benefits previously received, or
(ii)
the Employee’s Accrued Benefit based on all years of Credited Service reduced by the Actuarial Equivalent value of the Early Retirement window benefits previously received.

In no event shall such Participant’s benefit on subsequent retirement be less than the Early Retirement window benefit being received by the Participant prior to their reemployment.

If a Participant received an Early Retirement Window Additional Benefit that was suspended during a period of reemployment, the Participant will be entitled to receive a re-determined Early Retirement Window Additional Benefit based on the annualized rate of base salary at the date of the Employee’s re-retirement and inclusive of the number of years and months of continuous employment for the period of time from the date of the Employee’s reemployment to the date of the Employee’s re-retirement, reduced by the Actuarial Equivalent value of the Early Retirement Window Additional Benefit received.

(e)
No payment may be withheld unless the Participant is notified by personal delivery or first class mail, during the first calendar month in which payment is withheld, that their benefits are suspended. The notice shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of payments, a copy of such provisions, and a statement that applicable DOL regulations may be found in DOL Regulations Section 2530.203-3. In addition, the notice shall include a statement of the claims procedures for a review of the suspension of benefits. In lieu of providing

319201581.13

the information specified in this subsection (d), the notice may refer to the relevant pages of the summary plan description containing the same information and advise the Participant how to obtain an additional copy of the summary plan description.
(f)
A Participant shall be entitled to a review of the suspension of benefits determination by filing a written request with the Administrator within sixty (60) days of the notice of suspension of benefits.
(g)
In the case of a Participant who retired at or after their Normal Retirement Date who is reemployed and accrues additional Plan benefits, their original Annuity Starting Date and the benefit payment elections made at that time will apply when retirement benefits recommence at a later date. In the case of a Participant who retired before Normal Retirement Age who is reemployed and accrues additional Plan benefits, a new Annuity Starting Date will be established for payment of those new benefit accruals (but only for additional benefits due solely to the Participant’s renewed employment after Early Retirement) when the Participant again retires.
(h)
If a Participant dies while benefits are suspended, with respect to the Participant’s benefit accrued prior to the suspension, a death benefit will be paid to the Participant’s Eligible Spouse only if provided under the form of benefit payment in effect prior to the suspension and shall be based on the benefit that would have been paid if the Participant had again retired on the date of death.

319201581.13

Article IV
EARLY RETIREMENT BENEFITS

4.1.
Traditional Pension Participant’s Early Retirement Benefit
(a)
Eligibility. A Traditional Pension Participant who has attained age 55 and completed ten (10) Years of Service may elect to retire and receive an Early Retirement Benefit commencing on their Early Retirement Date.
(b)
Amount of Benefit. The amount of the Participant’s Early Retirement Benefit shall be equal to their Accrued Benefit reduced by one-half of one percent (.5%) for each month their Early Retirement Date precedes their Normal Retirement Date, subject to the following exceptions:
(i)
Thirty Years of Service. No reduction shall apply if the participant’s Early Retirement Date is after the Participant attained age 60 and completed thirty (30) Years of Service.
(ii)
Reduction in Force. A Participant who has completed thirty (30) Years of Service as of their Termination of Employment due to a reduction in force shall receive an Early Retirement Benefit reduced by one-half of one percent (.5%) for each month their Early Retirement Date precedes age 60.
4.2.
Cash Balance Participants

With respect to benefits accrued as of June 30, 2013, a Cash Balance Participant may elect to commence payment of their vested Accrued Benefit at any time following Termination of Employment. With respect to benefits accrued after June 30, 2013, a Cash Balance Participant may elect to commence payment of their vested Accrued Benefit on or after their Early Retirement Date, except that benefits accrued after June 30, 2013 may commence on any date after Termination of Employment elected by the Cash Balance Participant if such benefits have a present value of $7,000 or less, disregarding the value of the Participant’s Cash Balance Account as of June 30, 2013 and any Rio Tinto supplemental benefit provided under Section 3.3.

319201581.13

Article V
DISABILITY AND DEATH BENEFITS

5.1.
Traditional Pension Participant Disability Benefit

If a Traditional Pension Participant has completed ten (10) Years of Service, becomes Totally and Permanently Disabled while actively employed by an Employer, and is not receiving workers compensation, occupational disease, military or other similarly benefits for their disability, they shall be eligible for a monthly disability benefit. The disability benefit shall be equal to the monthly pension they would have received for Normal Retirement based upon their service up to their disability retirement date and shall commence on the first day of the month following the date the Administrator determines that the Participant is Totally and Permanently Disabled.

If a Traditional Pension Participant is Totally and Permanently Disabled prior to completing ten (10) Years of Service, time during which an Employee or former Employee is receiving benefits under a Hecla Mining Company non-occupational disability plan, insurance or related plan for permanent disability, or workmen’s compensation plan paid for by the Employer, shall be taken into account for the purposes of computing Years of Service solely for purposes of determining the Participant’s eligibility for a disability benefit and shall not be counted for the purposes of computing the Participant’s Accrued Benefit. Notwithstanding any provision of the Plan to the contrary, an Employee hired, rehired or transferred from an ineligible position to an Eligible Employee position on or after July 19, 2024 shall not earn a Year of Service on or after the date of such hire, rehire or transfer for purposes of determining eligibility for a disability benefit under this section.

The disability benefit provided by this Section shall end on the first day of the month following the earliest of the date when the Participant (i) is no longer Totally and Permanently Disabled, (ii) attains their Normal Retirement Age or (iii) dies. If the monthly benefit payments being paid as a result of a Participant being Totally and Permanently Disabled cease due to the Participant attaining their Normal Retirement Date, their Accrued Benefit shall be determined and paid in accordance with Sections 3.1, 3.2 and/or 3.3 as applicable, as if they incurred a Termination of Employment on the date they became Totally and Permanently Disabled. The Administrator shall have the right to require any Participant receiving a monthly disability pension to be examined by a physician of the Administrator’s choice not more often than once in each calendar year to determine if the Participant continues to be Totally and Permanently Disabled. If the Company determines, at any time prior to their Normal Retirement Date, that any such Participant is not Totally and Permanently Disabled, their disability pension allowance shall cease.

5.2.
Traditional Pension Participant Pre-Retirement Death Benefits
(a)
Entitlement to Benefit. If a Traditional Pension Participant dies before their Annuity Starting Date, a Qualified Pre-Retirement Survivor Annuity shall be payable to the Participant’s Eligible Spouse, if any, if the Participant has a vested Accrued Benefit.

319201581.13

(b)
Amounts of Benefit. The monthly amount of the Qualified Pre-Retirement Survivor Annuity payable to an Eligible Spouse shall be equal to the survivor benefit that would have been payable to the Eligible Spouse if the Participant had:
(i)
separated from service on the earlier of their actual Termination of Employment or date of death;
(ii)
survived to the date as of which payment of the Qualified Pre-Retirement Survivor Annuity to their Eligible Spouse commences;
(iii)
elected to commence retirement benefits as of the date described in paragraph (ii) above in the form of a 50% Joint and Survivor Annuity; provided, however, for Participants actively employed by an Employer on or after July 1, 2019, the benefit shall be equal to the survivor benefit that would have been payable to the Eligible Spouse if the Participant had elected to commence retirement benefits as of the date described in paragraph (ii) above in the form of a 100% Joint and Survivor Annuity; and
(iv)
died on their Annuity Starting Date.
(c)
Commencement. Payment of a Qualified Pre-Retirement Survivor Annuity to a Participant’s Eligible Spouse shall commence as of the first day of the month following the later of (i) the month in which the Participant died, or (ii) the month in which the Participant would have attained the earliest age at which the Participant could have elected to commence retirement benefits under the Plan if they had survived. Notwithstanding the foregoing, an Eligible Spouse may elect in writing to commencement of the Qualified Pre-Retirement Survivor Annuity on what would have been the Participant’s Normal Retirement Age. Payment of the Eligible Spouse’s benefit shall commence only if the Eligible Spouse is living on the date elected for payments to commence.
(d)
Death of Active Participant. Notwithstanding the foregoing, if a vested Participant dies before their Annuity Starting Date while employed by an Employer, the Participant’s Eligible Spouse, if any, shall receive a monthly benefit equal to 100% of the Participant’s monthly Accrued Benefit as of the date of their death.
5.3.
Post-Retirement Death Benefit

If a Participant’s Annuity Starting Date was prior to July 1, 1986, the Participant’s Eligible Spouse, if any, shall receive a monthly benefit payable for thirty-six (36) consecutive months equal to the lesser of $75.00 and the monthly retirement benefit the Participant was receiving from the Plan immediately prior to their death.

319201581.13

5.4.
Cash Balance Participant’s Death Benefit
(a)
Married Participants. If a married Cash Balance Participant dies prior to the date their Accrued Benefit is paid or commences to be paid, the Participant’s Spouse shall be entitled to receive (i) the Participant’s Accrued Benefit, to the extent vested, payable as an Actuarial Equivalent life annuity, and determined based on the Spouse’s age at the commencement date of such annuity, or (ii) if elected by the surviving Spouse, an immediate lump sum payment equal to the lump sum amount that would have been payable to the Participant had they survived, determined as of the last day of the month coincident with or immediately preceding such payment. Such annuity or lump sum will commence or be paid as of the first day of the month next following the later of the date of the Participant’s death or the date the Participant would have attained age 65 had they not died; provided, however, that the Spouse may elect to have such annuity or lump sum commence or be paid at any earlier date. Notwithstanding anything contained herein to the contrary, in no event may the benefit payable hereunder to an Eligible Spouse be less than the survivor benefit that would have been payable to such Eligible Spouse had the Participant retired with an immediate 50% Joint and Survivor Annuity on the day before their death.
(b)
Unmarried Participants. If an unmarried Cash Balance Participant dies prior to the date their Accrued Benefit is paid or commences to be paid, the Participant’s Beneficiary shall receive an immediate lump sum payment equal to the vested balance of the Participant’s Cash Balance Account determined as of the last day of the month coincident with or immediately preceding such payment.

319201581.13

Article VI
VESTED BENEFITS

Upon a Termination of Employment, other than due to death or Normal Retirement, a Participant shall be entitled to receive a benefit equal to the product of their Accrued Benefit multiplied by their vested percentage as set forth in the applicable vesting schedule.

6.1.
Vesting Schedule
(a)
Traditional Pension Participants

A Traditional Pension Participant’s vested interest in their Accrued Benefit shall be determined in accordance with the following schedule:

Completed Years of Service	Vested Percentage
less than 5	0%
5 or more	100%

(b)
Cash Balance Participants

A Cash Balance Participant’s vested interest in their Accrued Benefit shall be determined in accordance with the following schedule:

Completed Years of Service	Vested Percentage
1	33-1/3%
2	66-2/3%
3 or more	100%

6.2.
Vesting Upon Normal Retirement Age or Death

A Participant shall be fully vested in their Accrued Benefit upon the date the Participant attains Normal Retirement Age while an Employee or dies while an Employee.

6.3.
Years of Service Disregarded

All of an Employee’s Years of Service shall be counted, except the following Years of Service which shall be disregarded for purposes of determining Years of Service for vesting:

(a)
Years of Service prior to a One-Year Break in Service until the Employee completes a Year of Service following the Employee’s Reemployment Commencement Date.

319201581.13

(b)
Years of Service completed prior to a One-Year Break in Service if the Employee or former Employee does not have any nonforfeitable interest under the Plan and the number of the Employee or former Employee’s One-Year Breaks in Service equals or exceeds the greater of five or the aggregate number of the Employee’s Years of Service prior to Termination of Employment.
6.4.
Forfeiture

If a Participant has a Termination of Employment before their Accrued Benefit is fully vested, the non-vested portion of their Accrued Benefit shall be immediately forfeited on the date the Participant incurs five consecutive One-Year Breaks in Service or, if earlier, upon a distribution to the Participant of their vested Accrued Benefit. However, if a portion of a Participant’s Account is forfeited upon a distribution to the Participant of their vested Accrued Benefit and the Participant has not incurred five consecutive One-Year Breaks in Service, the amount forfeited will be restored following their Reemployment Commencement Date upon repayment to the Plan by the Participant of the amount distributed. The repayment must be made to the Plan in cash and in a lump sum within five years following their Reemployment Commencement Date. For this purpose, a Participant who has terminated with no vested interest in their Accrued Benefit shall be deemed to have received a distribution of their entire vested interest on their Termination of Employment and shall be deemed to have repaid the distribution on their new Employment Commencement Date.

319201581.13

Article VII
FORMS OF BENEFIT

7.1.
Normal Form of Benefit

Unless the Participant has made an affirmative election to have their Accrued Benefit paid in an optional form of benefit, the Accrued Benefit to which the Participant is otherwise entitled shall be automatically payable in the Normal Form in accordance with the following:

(a)
Normal Form for Unmarried Participants. If a Participant does not have an Eligible Spouse on their Annuity Starting Date, then the Participant’s vested Accrued Benefit shall be distributed to the Participant in the form of a Single Life Annuity, unless the Participant elects an optional form of benefit in accordance with this Article VII.
(b)
Normal Form for Married Participants. If a Participant has an Eligible Spouse on their Annuity Starting Date, then the Participant’s vested Accrued Benefit shall be distributed in the form of a 50% Joint and Survivor Annuity, unless the Participant elects an optional form of benefit in accordance with this Article VII.
7.2.
Optional Forms of Benefit

A Participant may elect to receive their Accrued Benefit in one of the following optional forms:

(a)
Single Life Annuity. This form of benefit is payable monthly to the Participant for the Participant’s lifetime.
(b)
Joint and Survivor Annuity. This form of benefit is payable monthly to the Participant for life and a percentage (50%, 75% or 100%) of such amount, as elected by the Participant, shall continue to be paid after their death to the Participant’s surviving Beneficiary for the Beneficiary’s life.
(c)
Joint and Survivor Annuity with Pop-Up Benefit. This form of benefit is payable monthly to the Participant for the Participant’s life and a percentage (50%, 75% or 100%) of such amount, as elected by the Participant, shall continue to be paid after their death to their surviving Beneficiary for the Beneficiary’s life. If the Beneficiary predeceases the Participant, the monthly benefit reverts to the unreduced Single Life Annuity amount.
(d)
Lump Sum. A Participant with an Accrued Benefit that has an Actuarial Equivalent present value of $7,000 or less may elect to receive an immediate lump sum payment. A Cash Balance Participant (or their Beneficiary) may elect to receive a lump sum payment equal to one hundred percent (100%) of the vested portion of the Participant’s Cash Balance Account at the times specified in Section 3.2. A Rio Tinto Supplement Participant may elect to receive an immediate lump sum payment of the benefit provided by Section 3.3 if such benefit has an Actuarial Equivalent present value of $7,000 regardless of the Participant’s total Accrued Benefit when taking benefits accrued under Section 3.1 or 3.2 into account.

319201581.13

Effective January 1, 2008, any lump sum payments will be subject to the restrictions of Code Section 436(d), concerning lump sum distributions for underfunded plans.

Notwithstanding any provision in the Plan to the contrary, a Participant’s benefit shall be distributed over a period that does not exceed:

(i)
the life of the Participant or the joint lives of the Participant and the Participant’s Beneficiary, or
(ii)
the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant’s Beneficiary (the life expectancy of the Participant and the Participant’s Spouse shall not be recalculated).

Notwithstanding any provision of the Plan to the contrary, if a Cash Balance Participant elects (1) a lump sum distribution it shall be equal to the current balance of their vested Cash Balance Account and (2) an annuity option then it will be the Actuarial Equivalent of the vested Cash Balance Account as of the date of distribution.

7.3.
Election and Spousal Consent

Elections as to the commencement or form of benefit payments shall be made in accordance with and subject to such rules and procedures as the Administrator shall establish. Such elections may be made at any time during the Election Period. Any election by a Participant who has a Spouse on their Annuity Starting Date or a form of payment other than a 50% Joint and Survivor Annuity shall be invalid unless their Spouse consents in writing to such election within the Election Period. A Participant’s Spouse shall be deemed to have given written consent to the Participant’s waiver and election if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because of any of the following circumstances:

(a)
the Spouse cannot be located,
(b)
the Participant is legally separated or has been abandoned within the meaning of local law, and the Participant has a court order to that effect, or
(c)
other circumstances set forth in Code Section 401(a)(11) and the Treasury Regulations promulgated thereunder.

Any written Spousal Consent given pursuant to this section shall acknowledge the effect of the waiver of the 50% Joint and Survivor Annuity form of payment and of the election of an optional form of benefit, shall specify the optional form of benefit selected by the Participant and shall be witnessed by a Plan representative or a notary public. Any written consent given or deemed to be given by a Participant’s Spouse shall be effective only with respect to such Spouse and not with respect to any subsequent Spouse. Any waiver of the 50% Joint and Survivor Annuity made before retirement shall become effective on the date of retirement. Any change in the election to waive the Joint and Survivor Annuity made after retirement shall comply with the requirements set forth above and shall become effective two (2) years after the date of such change or election provided that the Participant and their Spouse are alive at the end of the two year period (unless (i) the

319201581.13

Participant died from accidental causes, (ii) failure to give effect to the change would deprive the survivor of a survivor annuity, and (iii) the election or revocation was made before the accident occurred).

7.4.
Participant Notice and Election
(a)
Notice to be Provided to Participants. The Administrator shall provide each Participant no less than 30 days and no more than 180 days before the Annuity Starting Date a written explanation of:
(i)
The terms and conditions of each of the payment options and their relative values;
(ii)
The right to waive the Normal Form of benefit and the effects of the waiver;
(iii)
The rights of a Spouse and the requirement that the Spouse consent to waive the Normal Form of benefit before an optional form of benefit may be paid;
(iv)
The right to revoke the waiver and the effects of the revocation; and
(v)
If the Participant is eligible to commence benefits prior to their Normal Retirement Age, their right to defer receipt of a retirement benefit until their Normal Retirement Age and the effects of such deferral.
(b)
Waiver of 30-Day Election Period. Benefits may commence sooner than thirty (30) days after the notice required by this Section 7.4 is provided, if:
(i)
The Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider whether to waive the Single Life Annuity or the Joint and Survivor Annuity, as applicable, and to consent to an alternative form of distribution;
(ii)
The Participant, after receiving the notice, affirmatively elects a form of distribution and the Participant’s Spouse consents to that form of distribution (if necessary);
(iii)
The Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the notice is provided to the Participant;
(iv)
The Annuity Starting Date is after the date that the notice is provided to the Participant; and

319201581.13

(v)
Distribution in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins the day after the notice is provided to the Participant.
7.5.
Direct Rollover of Benefits

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any, all, or a portion that is equal to at least $500, of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section, the following terms shall have the following meanings:

(a)
Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: a hardship distribution described in Treasury Regulation Section 1.401(k)-1(d)(2)(ii); any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten years or more; or any distribution to the extent such distribution is required under Code Section 401(a)(9). A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of amounts which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403 (a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.
(b)
Eligible Retirement Plan. For a Participant, Spouse, or Alternate Payee, an eligible retirement plan is an individual retirement account described in Code Section 408(a), a Roth IRA as described in Code Section 408A, an annuity plan described in Code Section 403(a), an individual retirement annuity described in Code Section 408(b), a qualified trust described in Code Section 401(a), an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan that accepts the rollover. For a Distributee, who is not the Participant, the Participant’s Spouse, or an Alternative Payee, an Eligible Retirement Plan is (i) an individual retirement account described in Code Section 408(a), (ii) an individual retirement annuity described in Code Section 408(b), or (iii) effective for distributions made on or after January 1, 2008, a Roth IRA, as described in Code Section 408A, (collectively-referred to as an “IRA”). Such IRA must be treated as an IRA inherited from the deceased Participant by and must be established in a manner that identifies it as such.

319201581.13

(c)
Distributee. An Employee or former Employee, the Employee’s or former Employee’s surviving Spouse, the Employee’s or former Employee’s Alternate Payee under a QDRO, and a Participant’s non-spouse Beneficiary are Distributees. A Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid to an applicable Eligible Retirement Plan specified in writing as a direct rollover.
(d)
Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the distributee.

319201581.13

Article VIII
LIMITATIONS ON BENEFITS

8.1.
Section 415 Limitations

Notwithstanding any provision of the Plan to the contrary, a Participant’s annual Accrued Benefit for any Limitation Year shall not exceed the limitations of Code Section 415(b), as adjusted in accordance with Code Section 415(d), which are hereby incorporated by reference. In applying Code Section 415 and the Treasury Regulations promulgated thereunder, the following definition shall apply:

(a)
“Compensation” for purposes of applying the limits of Code Section 415 means compensation within the meaning of a Participant’s Section 415 Compensation and Treasury Regulation Section 1.415(c)-2(d)(2).
(b)
“Limitation Year” means the Plan Year.
8.2.
Funding Based Limits on Accrued Benefits
(a)
Construction and Application: This section is intended to comply with the requirements of Code Section 436 as the same may apply to the Plan from time to time. The provisions of this section, including the limitations imposed herein, will be interpreted and administered to effectuate such intent and in accordance with Code Section 436 and Treasury Regulation Section 1.436-1.
(b)
Definitions: Whenever used in this section, the meaning of the following terms will be as defined in the following respective Treasury Regulations:
(i)
Adjusted Funding Target Attainment Percentage (“AFTAP”): Treasury Regulation Section 1.436-1(j)(1).
(ii)
Annuity Starting Date: Treasury Regulation Section 1.436-1(j)(2).
(iii)
Prohibited Payment: Treasury Regulation Section 1.436-1(j)(6).
(iv)
Section 436 Measurement Date: Treasury Regulation Section 1.436-1(j)(8).
(v)
Unpredictable Contingent Event: Treasury Regulation Section 1.436-1(j)(9).
(vi)
Unpredictable Contingent Event Benefit: Treasury Regulation Section 1.436-1(j)(9).
(c)
Limitations Applicable if the Plan’s AFTAP is Less Than 80%, but Not Less Than 60%: Notwithstanding any other provisions of the Plan, if the Plan’s AFTAP for a Plan Year is less than 80% (or would be less than 80% to the extent described in subsection (ii) below) but is not less than 60%, then the limitations set forth in this subsection apply.

319201581.13

(i)
50% Limitation on Lump Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments: A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a lump sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date on or after the applicable Section 436 Measurement Date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment, unless the present value of the portion of the benefit that is being paid in a Prohibited Payment does not exceed the lesser of:
(A)
50% of the present value of the benefit payable in the optional form of benefit that includes the Prohibited Payment; or
(B)
100% of the “PBGC maximum benefit guarantee amount” (as defined in Treasury Regulation Section 1.436-1(d)(3)(iii)(C)).

The limitation set forth in this paragraph does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the Annuity Starting Date because of the application of the requirements of this paragraph, the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury Regulation Section 1.436-1(d)(3)(iii)(D)). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that Annuity Starting Date that would satisfy the 50%/PBGC maximum benefit guarantee amount limitation described in this paragraph, or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan.

(ii)
Plan Amendments Increasing Liability for Benefits: No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become Nonforfeitable shall take effect in a Plan Year if the AFTAP for the Plan Year is:
(A)
Less than 80%; or
(B)
80% or more, but would be less than 80% if the benefits attributable to the amendment were considered in determining the AFTAP.

The limitation set forth in this paragraph does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.

319201581.13

(d)
Limitations Applicable if the Plan’s AFTAP is Less Than 60%: Notwithstanding any other provisions of the Plan, if the Plan’s AFTAP for a Plan Year is less than 60% (or would be less than 60% to the extent described in subsection (ii) below), then the limitations in this subsection apply.
(i)
Lump Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted: A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a lump sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date on or after the applicable Section 436 Measurement Date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment. The limitation set forth in this paragraph does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.
(ii)
Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid: An Unpredictable Contingent Event Benefit with respect to an Unpredictable Contingent Event occurring during a Plan Year shall not be paid if the AFTAP for the Plan Year is:
(A)
Less than 60%; or
(B)
60% or more, but would be less than 60% if the AFTAP were redetermined applying an actuarial assumption that the likelihood of occurrence of the Unpredictable Contingent Event during the Plan Year is 100%.
(iii)
Benefit Accruals Frozen: Benefit accruals under the Plan shall cease as of the applicable Section 436 Measurement Date. In addition, if the Plan is required to cease benefit accruals under this paragraph, then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.
(e)
Limitations Applicable if the Company is in Bankruptcy: Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a lump sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date that occurs during any period in which the Company is a debtor in a case under Title 11 of the United States Code, or similar Federal or State law, except for payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s AFTAP for that Plan Year is not less than 100%. In addition, during such period in which the Company is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment, except for payments that occur on a date within a Plan Year that is on or

319201581.13

after the date on which the Plan’s enrolled actuary certifies that the Plan’s AFTAP for that Plan Year is not less than 100%. The limitation set forth in this subsection does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.
(f)
Provisions Applicable After Limitations Cease to Apply
(i)
Resumption of Prohibited Payments: If a limitation on Prohibited Payments under subsections 8.2(c)(i), 8.2(d)(i), or 8.2(e) applies to the Plan as of a Section 436 Measurement Date, but that limit no longer applies to the Plan as of a later Section 436 Measurement Date, then that limitation does not apply to benefits with Annuity Starting Dates that are on or after that later Section 436 Measurement Date.
(ii)
Resumption of Benefit Accruals: If a limitation on benefit accruals under subsection 8.2(d)(iii) applied to the Plan as of a Section 436 Measurement Date, but that limitation no longer applies to the Plan as of a later Section 436 Measurement Date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later Section 436 Measurement Date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulation § §2530.204-2(c) and (d).
(iii)
Shutdown and Other Unpredictable Contingent Event Benefits: If an Unpredictable Contingent Event Benefit with respect to an Unpredictable Contingent Event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of subsection 8.2(d)(ii), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulation Section 1.436-1(g)(5)(ii)(B)), then that Unpredictable Contingent Event Benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to subsection 8.2(d)(ii)). If the Unpredictable Contingent Event Benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.
(iv)
Treatment of Plan Amendments That Do Not Take Effect: If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of subsections 8.2(c)(ii) or 8.2(d)(iii), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulation Section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the

319201581.13

original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.
(g)
Notice Requirement: See ERISA Section 101(j) for rules requiring the Administrator to provide a written notice to Participants and Beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in subsections 8.2(c)(i), 8.2(d), or 8.2(e).
(h)
Methods to Avoid or Terminate Benefit Limitations: See Code Sections 436(b)(2), (c)(2), (e)(2), and (f) and Treasury Regulation Section 1.436-1(f) for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in subsections 8.2(c) through 8.2(e) for a Plan Year. In general, the methods the Company may use to avoid or terminate one or more of the benefit limitations under subsections 8.2(c) through 8.2(e) for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the AFTAP, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.
(i)
Special Rules
(i)
Rules of Operation for Periods Prior to and After Certification of Plan’s AFTAP
(A)
In General: Code Section 436(h) and Treasury Regulation Section 1.436-1(h) set forth a series of presumptions that apply (1) before the Plan’s enrolled actuary issues a certification of the Plan’s AFTAP for the Plan Year and (2) if the Plan’s enrolled actuary does not issue a certification of the Plan’s AFTAP for the Plan Year before the 1st day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Treasury Regulation Section 1.436-1(h)(4)(ii) but does not issue a certification of the specific AFTAP for the Plan by the last day of the Plan Year). For any period during which a presumption under Code Section 436(h) and Treasury Regulation Section 1.436-1(h) applies to the Plan, the limitations under subsections 8.2(c) through 8.2(e) are applied to the Plan as if the AFTAP for the Plan Year were the presumed AFTAP determined under the rules of Code Section 436(h) and Treasury Regulation Section 1.436-1(h)(1), (2) or (3). These presumptions are set forth in subsections 8.2(i)(i)(B) through 8.2(i)(i)(D).

319201581.13

(B)
Presumption of Continued Underfunding Beginning 1st Day of Plan Year: If a limitation under subsections 8.2(c), 8.2(d), or 8.2(e) applied to the Plan on the last day of the preceding Plan Year, then, commencing on the 1st day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the AFTAP for the Plan for the current Plan Year, or, if earlier, the date subsections 8.2(i)(i)(C) or 8.2(i)(i)(D) apply to the Plan:
(1)
The AFTAP of the Plan for the current Plan Year is presumed to be the AFTAP in effect on the last day of the preceding Plan Year; and
(2)
The 1st day of the current Plan Year is a Section 436 Measurement Date.
(C)
Presumption of Underfunding Beginning 1st Day of 4th Month: If the Plan’s enrolled actuary has not issued a certification of the AFTAP for the Plan Year before the 1st day of the 4th month of the Plan Year and the Plan’s AFTAP for the preceding Plan Year was either at least 60% but less than 70% or at least 80% but less than 90%, or is described in Treasury Regulation Section 1.436-1(h)(2)(ii), then, commencing on the 1st day of the 4th month of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the AFTAP for the Plan for the current Plan Year, or, if earlier, the date subsection 8.2(i)(i)(D) applies to the Plan:
(1)
The AFTAP of the Plan for the current Plan Year is presumed to be the Plan’s AFTAP for the preceding Plan Year reduced by 10 percentage points; and
(2)
The 1st day of the 4th month of the current Plan Year is a Section 436 Measurement Date.
(D)
Presumption of Underfunding On and After 1st Day of 10th Month: If the Plan’s enrolled actuary has not issued a certification of the AFTAP for the Plan Year before the 1st day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury Regulation Section 1.436-1(h)(4)(ii) but has not issued a certification of the specific AFTAP for the Plan by the last day of the Plan Year), then, commencing on the 1st day of the 10th month of the current Plan Year and continuing through the end of the Plan Year:
(1)
The AFTAP of the Plan for the current Plan Year is presumed to be less than 60%; and

319201581.13

(2)
The 1st day of the 10th month of the current Plan Year is a Section 436 Measurement Date.
(ii)
Plan Termination, Certain Frozen Plans, and Other Special Rules
(A)
Plan Termination: The limitations on Prohibited Payments in subjections 8.2(c)(i), 8.2(d)(i), and 8.2(e) do not apply to Prohibited Payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this Section do not cease to apply as a result of termination of the Plan.
(B)
Exception to Limitations on Prohibited Payments Under Certain Frozen Plans: The limitations on Prohibited Payments set forth in subjections 8.2(c)(i), 8.2(d)(i), and 8.2(e) do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This subsection (B) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.
(C)
Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability: During any period in which none of the presumptions under subjection 8.2(i) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s AFTAP for the Plan Year, the limitations under subsections 8.2(c)(ii) and 8.2(d)(ii) shall be based on the inclusive presumed AFTAP for the Plan, calculated in accordance with the rules of Treasury Regulation Section 1.436-1(g)(2)(iii).
(iii)
Special Rule Under PRA 2010: For purposes of determining whether the accrual limitation under subsection 8.2(d)(iii) applies to the Plan, the AFTAP for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) (except as provided under Section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).

319201581.13

Article IX
TOP HEAVY RULES

The provisions of this Article are intended to enable the Plan to conform to the requirements of Code Section 416 as the same may apply to the Plan from time to time, and the provisions of this Article shall be construed and interpreted to effectuate such intent.

9.1.
Top Heavy Definitions

For purposes of this Article, the following terms have the following meanings:

(a)
Aggregation Group means a group of Employer Plans constituting a Permissive Aggregation Group or a Required Aggregation Group.
(b)
Determination Date means, with respect to a Plan Year, the last day of the immediately preceding Plan Year.
(c)
Employer Plan means any qualified defined benefit plan or defined contribution plan (including the Plan) maintained by any Controlled Group Member. A simplified employee pension shall be considered to be a qualified defined contribution plan.
(d)
Key Employee means any Section 416 Employee who at any time during the Plan Year that includes the Determination Date is:
(i)
an officer of a Controlled Group Member having 415 Compensation greater than $230,000 (as adjusted under Code Section 416(i)(1)), unless 50 other such officers (or, if lesser, the number of officers equal to the greater of three or 10% of all Section 416 Employees) have higher 415 Compensation;
(ii)
a person owning (or considered as owning within the meaning of Code Section 318) (1) in the case of a Controlled Group Member that is a corporation, more than 5% of the outstanding stock of the corporation or stock possessing more than 5% of the total combined voting power of all stock of the corporation or (2) in the case of a Controlled Group Member that is not a corporation, more than 5% of the capital or profits interest therein; or
(iii)
a person having 415 Compensation of more than $150,000 and who would be described in subsection (B) above if “1%” were substituted for “5%” each place it appears therein.

The determination of which persons are Key Employees shall be made in accordance with the applicable provisions of Code Section 416(i). Not in limitation of the foregoing, for purposes of subsections (ii) and (iii) above, Code Section 318(a)(2)(C) shall be applied by substituting “5%” for “50%” therein.

319201581.13

(e)
Permissive Aggregation Group means a group of two or more Employer Plans that consists of:
(i)
the Plan and each other Employer Plan (if any) in a Required Aggregation Group with the Plan; and
(ii)
at least one other Employer Plan selected by the Participating Employers to be a part of such group, the inclusion of which in such group would not prevent such group from continuing to meet the requirements of Code Sections 401(a)(4) and 410.
(f)
Required Aggregation Group means a group of two or more Employer Plans that consists of the Plan and each other Employer Plan (A) in which a Key Employee is a participant or (B) which enables any Employer Plan in which a Key Employee is a participant to meet the requirements of Code Section 401(a)(4) or 410.
(g)
Section 416 Employee means a person currently or formerly employed by a Controlled Group Member and to the extent required by Code Section 416 the beneficiary(ies) of such person.
(h)
Top-Heavy Valuation Date of a defined benefit plan for a Determination Date means such plan’s most recent valuation date for computing plan costs for minimum funding purposes that occurs during the 12-month period ending on such Determination Date.
9.2.
Determination of Whether Plan is Top-Heavy
(a)
Plan Not Aggregated: If the Plan is not part of an Aggregation Group, the Plan shall be “Top-Heavy” for a Plan Year if, as of the Determination Date, the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of the sum of the Cumulative Accrued Benefits of all Section 416 Employees.
(b)
Plan Aggregated: If the Plan is part of an Aggregation Group, the Plan shall be “Top-Heavy” for a Plan Year if such Aggregation Group is “Top-Heavy” for such Plan Year. If the Plan is part of both a Permissive Aggregation Group and a Required Aggregation Group, however, the Plan shall be “Top-Heavy” for such Plan Year only if such Permissive Aggregation Group is “Top-Heavy” for such Plan Year. An Aggregation Group shall be “Top-Heavy” for a Plan Year if, as of the Determination Date, the sum of the Cumulative Accrued Benefits and Cumulative Accounts for all Key Employees exceeds 60% of the sum of the Cumulative Accrued Benefits and Cumulative Accounts for all Section 416 Employees. For purposes of determining whether an Aggregation Group is “Top-Heavy”:
(i)
with respect to an Aggregation Group that contains any defined contribution plans, the “Cumulative Account” of any Section 416 Employee as of the Determination Date means the aggregate amount(s), if any, to the credit as of such Determination Date in such Section 416 Employee’s account(s) under such defined contribution plan(s); and

319201581.13

(ii)
the “Cumulative Accrued Benefit” for any Section 416 Employee as of a Determination Date means the sum of the present values of such Section 416 Employee’s Accrued Benefits, if any, under the Plan and (in the case of an Aggregation Group) any other defined benefit plan included in such Aggregation Group, determined (A) using the actuarial assumptions set forth in the Plan and such other defined benefit plan(s) for purposes of determining top-heaviness under Code Section 416; provided, however, if differing actuarial assumptions are specified for two or more such plans, then the actuarial assumptions for the plan including the largest number of employees in the first year any plan is included in the Aggregation Group shall be utilized, and (B) as of the respective Top-Heavy Valuation Dates for such Determination Date of the Plan and such other defined benefit plan(s).
(c)
Rules for Testing for Top-Heaviness: The determination of whether the Plan is Top-Heavy for any Plan Year shall be made in accordance with the provisions of Code Section 416(g). Not in limitation of the foregoing:
(i)
Account balances and Accrued Benefits shall not include amounts or Accrued Benefits attributable to “deductible employee contributions” within the meaning of Code Section 72(o)(5).
(ii)
To the extent required by Code Section 416(g), Account balances and Accrued Benefits shall be increased, without duplication, by distributions made to Section 416 Employees during the one-year period ending on the Determination Date (A) under the Plan, (B) if the Plan is part of an Aggregation Group, under any other plan included in such Aggregation Group, and (C) under any terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group with the Plan. In the case of a distribution made for a reason other than separation from employment, death, or disability, this provision shall be applied by substituting “five-year period” for “one-year period.”
(iii)
Account balances and Accrued Benefits attributable to rollover contributions and similar transfers shall be considered or disregarded as required by Code Section 416(g)(4)(A).
(iv)
Account balances and Accrued Benefits of former Key Employees shall be disregarded as required by Code Section 416(g)(4)(B).
(v)
Account balances shall reflect contributions made after the Determination Date but allocable to Accounts as of the Determination Date to the extent permitted under Code Section 416(i).
(vi)
Account balances and Accrued Benefits of any individual who has not performed any services for any Participating Employer or Controlled Group Member maintaining an Employer Plan during the one-year period ending

319201581.13

on the Determination Date shall be disregarded as required by Code Section 416(g)(4)(E).
(vii)
If the Plan is part of an Aggregation Group whose constituent Employer Plans do not all have the same plan year, or if the determination of whether the Plan is Top-Heavy is otherwise to be on the basis of a period other than the Plan Year, such determination shall be made as provided for in Code Section 416(g)(4)(D).
(viii)
The Accrued Benefit of any individual (other than a Key Employee) shall be determined (A) under a uniform method used for accrual purposes for all Employer Plans or (B) if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).
9.3.
Top-Heavy Minimum Accrued Benefit
(a)
Minimum Accrued Benefit for Participants: Subject to subsection (b) below, the Accrued Benefit of any Participant who has Section 416 Benefit Service, as defined below, shall not be less than the Actuarial Equivalent of a monthly benefit commencing on such Participant’s Normal Retirement Date in the form of a Single Life Annuity (without ancillary benefits) in an amount equal to the product of (i) multiplied by (ii) below, where:
(i)
is the product of 2% multiplied by such Participant’s Average Section 416 Compensation; and
(ii)
is such Participant’s Section 416 Benefit Service (if any) as of the date of determination of such Participant’s retirement income divided by 12.

A Participant’s “Section 416 Benefit Service” means the sum of such Participant’s Credited Service, not in excess of 120 months, taking into account only those Months of Service that occur during a Plan Year (A) that begins on or after September 24, 1984, (B) for which the Plan is Top-Heavy and (C) with respect to which such Participant is not a Key-Employee. A Participant’s “Average Section 416 Compensation” means such Participant’s Average Compensation determined by (A) substituting “415 Compensation” (determined monthly) for “Compensation” each place the latter term appears in the definition of “Average Compensation” and (B) disregarding 415 Compensation for periods of time before January 1, 1984 or after the end of the last Plan Year for which the Plan is Top-Heavy, during which such Participant is a Key Employee or which may otherwise be disregarded under Code Section 416(c).

(b)
Reduction for Contributions or Benefits under Other Plans and Statutory Minimum: To the extent permitted under the Code, no minimum benefit accrual for a Plan Year shall be required under this Section for a Participant if Code Section 416 does not require a minimum contribution or benefit for such Participant or to the extent that any such required minimum contribution or Accrued Benefit under Code Section 416 is satisfied without regard to the provisions of this Section.

319201581.13

9.4.
Top Heavy Vesting Schedule

If the Plan is Top-Heavy for a Plan Year, the following vesting schedule (the “Top-Heavy Vesting Schedule”) shall be applicable for such Plan Year for purposes of determining the vested interest of a Traditional Pension Participant in their Accrued Benefit if such Participant completes at least one Hour of Service during such Plan Year, unless applying the otherwise applicable benefit schedule results in a greater vested percentage:

Top-Heavy Vesting Schedule

Completed Years of Service	Vested Percentage
2	20%
3	40%
4	60%
5	80%
6	100%

The Top-Heavy Vesting Schedule shall only be applicable for Plan Years for which the Plan is Top-Heavy, and the vesting schedule that shall be applicable for any Plan Year for which the Plan is not Top-Heavy shall be determined without regard to this Section irrespective of whether the Plan was Top-Heavy for any prior Plan Year. Notwithstanding the foregoing, however, once the Top-Heavy Vesting Schedule has become applicable for a Plan Year, any change pursuant to the preceding sentence from the Top-Heavy Vesting Schedule to a vesting schedule determined without regard to this Section shall be subject to the restrictions and conditions on vesting schedule amendments or changes as required by the Code.

319201581.13

Article X
REQUIRED MINIMUM DISTRIBUTIONS

10.1.
Minimum Distribution Requirements
(a)
Required distributions under the Plan will be determined and made in accordance with Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder. As provided under Treasury Regulations Section 1.401(a)(9)-1, Q&A-3, such regulations are hereby incorporated by reference. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date. The provisions of the Plan governing distributions are intended to apply in lieu of any default provisions prescribed in Code Section 401(a)(9) or the regulations thereunder; provided, however, that Code Section 401(a)(9) and the regulations thereunder shall override any Plan provisions that are inconsistent with such Code Section and regulations. For purposes of the computation of minimum distributions, the life expectancy of a Participant and the Participant’s spouse or other designated beneficiary may, at the Participant’s election, be redetermined annually, to the extent permitted by applicable law and regulation.
(b)
Notwithstanding any provision of the Plan to the contrary, if a Participant fails to elect to have their pension benefit commence prior to their Required Beginning Date, then the Participant’s benefit shall be paid in the normal form of payment applicable to that Participant. If the Participant’s pension benefit must commence as described in the foregoing sentence but the Plan Administrator has not received all data necessary for the proper computation of benefits, then the Plan Administrator will make any reasonable assumptions it deems necessary or appropriate, including the assumption that the Participant is married, and any assumptions made shall be binding upon all persons affected thereby, except that the Participant will have 180 days from their Annuity Starting Date to correct the assumption that they are married or provide corrected spouse date of birth.
(c)
Notwithstanding any provision of the Plan to the contrary, if a Beneficiary fails to elect to commence their benefit in accordance with Code Section 401(a)(9), their benefit shall be paid as follows:
(i)
If the Beneficiary is the Participant’s Spouse, then the Participant’s benefit shall be paid to the Spouse in the form of a single life annuity.
(ii)
If the Beneficiary is not the Participant’s Spouse and has a cash balance benefit under the Plan, the Participant’s benefit will be paid to the Beneficiary in the form of a single lump sum.
(iii)
If the Beneficiary is not the Participant’s Spouse and does not have a cash balance benefit under the Plan, the Participant’s benefit shall be paid to the Beneficiary in the form of a single life annuity.

319201581.13

Article XI

CONTRIBUTIONS AND TRUST FUND

Individual Participants may not make contributions to this Plan. All contributions must be made by the Employer.

Article XII

ESTABLISHMENT OF TRUST

12.1.
Trust Agreement

Contributions made by the Employer pursuant to Article III hereof, and all other assets of this Plan shall be held in trust under a Trust Agreement. The Employer shall enter into a Trust Agreement with the Trustee for the administration of the Trust which shall contain the assets of the Plan. The Trustee shall not be responsible for the administration of this Plan but only for the Trust established pursuant to this Plan.

12.2.
Trust Agreement Part of Plan

The Trust Agreement shall be deemed to be a part of this Plan, and any rights or benefits accruing to any person under this Plan shall be subject to all of the relevant terms and provisions of the Trust Agreement, including any amendments. In addition to the powers of the Trustee set forth in the Trust Agreement, the Trustee shall have any powers, express or implied, granted to it under the Plan. In the event of any conflict between the provisions of the Trust Agreement and the provisions of the Plan, the provisions of the Plan shall control, except for the duties and responsibilities of the Trustee, in which case the Trust Agreement shall control.

Article XIII

PLAN FIDUCIARIES AND ADMINISTRATION

13.1.
Retirement Committee

The Retirement Committee (the “Committee”) is the Plan’s named fiduciary and plan administrator and shall have all discretionary powers necessary or proper for the purpose of administering the Plan, including (but not by way of limitation) the power to (a) interpret the terms of the Plan; (b) formulate rules and regulations necessary to administer the Plan in accordance with its terms; (c) conduct the final review of claims under the claims review procedure; (d) establish and execute the funding policy of the Plan; (e) invest Plan assets; and (f) review the funding policy and method on an annual basis. The determination or action of the Committee with respect to any questions arising out of or in connection with the management of the Trust or transaction of Committee business shall be final, conclusive, and binding on all persons having an interest in the Plan.

13.2.
Indemnification

Any Employer shall indemnify and hold harmless the named fiduciaries and any officers or employees of the Employer to which fiduciary responsibilities have been delegated, from and against any and all liabilities, claims, demands, costs and expenses, including attorneys’ fees,

319201581.13

which may arise out of an alleged breach in the performance of their fiduciary duties under the Plan and under ERISA, other than such liabilities, claims, demands, costs and expenses as may result from the gross negligence or willful misconduct of such persons. The Company shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this paragraph applies. An Employer may satisfy its obligation under this paragraph, in whole or in part, through the purchase of a policy or policies of insurance; however, no insurer shall have any rights against the Employer arising out of this paragraph.

13.3.
Costs and Expenses

The costs and expenses of the named fiduciaries shall be paid from Plan assets to the extent that such costs and expenses are Plan expense under ERISA and the Code and not paid by the Company. The payment by the Company of such costs and expenses for a Plan Year shall not be deemed an election to pay the costs and expenses in any subsequent Plan Year. The Company may charge to an Employer such expenses advanced by it on behalf of the Employer.

13.4.
Claims Procedures Not Requiring a Determination of Disability
(a)
Claim Must Be Submitted Within 90 Days. The Administrator shall determine Participants’, Alternate Payees’ and Beneficiaries’ rights to benefits under the Plan. In the event of a dispute over benefits, a Participant, Beneficiary or Alternate Payee may file a written claim for benefits with the Administrator, provided that such claim is filed within 90 days of the date the Participant, Beneficiary or Alternate Payee receives notification of the Administrator’s determination.
(b)
Requirements For Notice of Denial. If a claim is wholly or partially denied, the Administrator shall provide the claimant with a notice of denial, written in a manner calculated to be understood by the claimant, setting forth:
(i)
The specific reason for such denial;
(ii)
Specific references to the pertinent Plan provisions on which the denial is based;
(iii)
A description of any additional material or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary; and
(iv)
Appropriate information as to the steps to be taken if the claimant wishes to submit their claim for review, including a description of the Plan’s review procedures and the time limits applicable to such procedures and a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

The notice of denial shall be given within a reasonable time period but no later than 90 days after the claim received by the Administrator unless special circumstances require an extension of time for processing the claim. If such extension is required, written notice of such extension shall be furnished to the claimant within 90 days

319201581.13

of the date the claim was received by the Administrator stating the special circumstances requiring an extension of time and the date by which a decision on the claim can be expected, which shall be no more than 180 days from the date the claim was received by the Administrator. If no notice of denial is provided as herein described, the claimant may appeal the claim as though the claim had been denied.

(c)
Claimant’s Rights if Claim Denied. The claimant and/or their representative may appeal the denied claim and may: (1) request a review upon written application to the Administrator; (2) receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and (3) submit comments, documents, records, and other information relating to the claim for benefits in writing; provided that such appeal is made within 60 days of the date the claimant receives notification of the denied claim. The Administrator shall review the claimant’s request, considering all comments, documents, records, and other information submitted by the claimant relating to the claim.
(d)
Time Limit on Review of Denied Claim. Upon receipt of a request for review, the Administrator shall provide written notification of its decision to the claimant stating the specific reasons and referencing specific Plan provisions on which its decision is based, within a reasonable time period but not later than 60 days after receiving the request, unless special circumstances require an extension for processing the review. If such an extension is required, the Administrator shall notify the claimant of such extension within 60 days of the date the appeal was received by the Administrator special circumstances and of the date, no later than 120 days after the original date the review was requested, by which the Administrator expects to notify the claimant of its decision. The decision shall set forth:
(i)
The specific reason for the adverse determination on review;
(ii)
Specific references to the pertinent Plan provisions on which the determination is based;
(iii)
A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and
(iv)
A statement of the claimant’s right to bring a civil action under ERISA Section 502(a).
(e)
No Legal Recourse Until Claims Procedure Exhausted. In the event of any dispute over benefits under this Plan, all remedies available to the disputing individual under this section must be exhausted before legal recourse of any type is sought.

319201581.13

13.5.
Claims Procedures Requiring a Determination of Disability
(a)
Claim Must be Submitted Within 180 Days. The Administrator shall determine Participants’, Alternate Payees’ and Beneficiaries’ rights to benefits under the Plan. In the event of a dispute over benefits, a Participant, Beneficiary or Alternate Payee may file a written claim for appeal of the benefits determination with the Administrator, provided that such claim is filed within 180 days of the date the Participant, Beneficiary or Alternate Payee receives notification of the Administrator’s initial determination.
(b)
Requirements for Notice of Denial. If a claim is wholly or partially denied, the Administrator shall provide the claimant with a notice of denial, written in a culturally and linguistically appropriate manner and calculated to be understood by the claimant, setting forth:
(i)
The specific reason or reasons for the adverse determination;
(ii)
Specific references to the pertinent Plan provisions on which the denial is based;
(iii)
A description of any additional material or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary;
(iv)
Appropriate information as to the steps to be taken if the claimant wishes to submit their claim for review, including a description of the Plan’s review procedures and the time limits applicable to such procedures and a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review;
(v)
A discussion of the decision, including an explanation of the basis for disagreeing with or not following (A) the views presented by the claimant to the Plan of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (B) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination and (C) a disability determination regarding the claimant presented by the claimant to the Plan and made by the Social Security Administration;
(vi)
If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request;

319201581.13

(vii)
Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; and
(viii)
A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all document, records and other information relevant to the claimant’s claim for benefits.

The notice of denial shall be given within 45 days after the claim is received by the Administrator. This period may be extended for up to 30 days, provided that the Administrator notifies the claimant, prior to the expiration of the initial 45-day period of the reason for the extension and the date by which a decision on the claim can be expected. If, prior to the end of the first 30-day extension period, the Administrator determines that a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional 30 days, provided that the Administrator notifies the claimant, prior to the expiration of the first 30-day extension period, of the reason for the extension and the date as of which a decision on the claim can be expected. With respect to any extension under this paragraph, the notice of extension shall explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues. The claimant shall be afforded at least 45 days within which to provide the specified information and the period for making the benefit determination shall be tolled from the date on which the notice of extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

(c)
Claimant’s Rights if Claim Denied. The claimant and/or representative may appeal the denied claim and may:(1) request a review upon written application to the Administrator; (2) review pertinent documents; and (3) submit issues and comments in writing; provided that such appeal is made within 180 days of the date the claimant receives notification of the denied claim. If written request for review is not made within such 180 day period, the claimant shall forfeit their right to review. If the claimant and/or representative timely appeal the denied claim, the Administrator will provide the claimant, free of charge, with any new or additional evidence considered, relied upon or generated by the Plan, insurer or other person making the benefit determination (or at the direction of the Plan, insurer or such other person) in connection with the claimant’s appeal as soon as possible and sufficiently in advance of the date on which it provides the claimant with notice of its determination on appeal, so that the claimant will have a reasonable opportunity to respond prior to that date. In addition, if the denial of the claimant’s appeal is based on a new or additional rationale, the Administrator will provide the claimant, free of charge, with the new or additional rationale as soon as possible and sufficiently in advance of the date on which it provides the claimant with notice of its determination on appeal, so that the claimant will have a reasonable opportunity to respond prior to that date.

319201581.13

(d)
Review of Denied Claim. Upon receipt of a request for review, the Administrator shall provide written notification of its decision to the claimant within a reasonable time period but not later than 45 days after receiving the request, unless special circumstances require an extension for processing the review. If such an extension is required, the Administrator shall notify the claimant of such extension within 45 days of the date the appeal was received by the Administrator special circumstances and of the date, no later than 90 days after the original date the review was requested, by which the Administrator will notify the claimant of its decision. The written notification from the Administrator that the claimant’s appeal has been denied shall include:
(i)
The specific reason or reasons for the adverse determination;
(ii)
Specific references to the pertinent Plan provisions on which the denial is based;
(iii)
A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits;
(iv)
A statement describing any voluntary appeal procedures offered by the Plan, the claimant’s right to obtain information about those procedures and a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review and any applicable contractual limitations period that applies to the claimant’s right to bring such an action, including the calendar date on which the contractual limitations period expires;
(v)
A discussion of the decision, including an explanation of the basis for disagreeing with or not following (A) the views presented by the claimant to the Plan of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (B) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination and (C) a disability determination regarding the claimant presented by the claimant to the Plan and made by the Social Security Administration;
(vi)
If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request; and

319201581.13

(vii)
Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist.

Any such notice of an adverse benefit determination will be provided in a culturally and linguistically appropriate manner. In addition, upon request the Administrator will provide the claimant with a statement identifying those medical or vocational experts whose advice was obtained in connection with the appeal.

13.6.
Statute of Limitations; Venue

No action shall be commenced by a claimant seeking judicial review of an adverse determination or by any other claimant against the Plan more than one year after the earlier of the date: (1) the decision became final; (2) the claimant had exhausted their administrative remedies under Sections 13.4 or 13.5; or (3) final proof of claim was due. All disputes under the Plan are subject to the exclusive jurisdiction of courts located in Idaho and Kootenai County in the State of Idaho.

319201581.13

Article XIV

AMENDMENT, TERMINATION AND MERGER

14.1.
Amendment of the Plan
(a)
Subject to the remaining subsections of this Section 14.1, the Board of Directors of the Company may amend the Plan at any time, in any way, and for any reason. Notwithstanding the foregoing, the Director of Human Resources is authorized to adopt administrative amendments including those that do not material increase the Company’s liability and those that are required by law.
(b)
Except as may be permitted by ERISA, the Code or any guidance issued under ERISA or the Code, no modification or amendment of the Plan may reduce or eliminate Code Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. No amendment or modification of the Plan may increase the duties of the Trustee without its consent. The Administrator shall disregard an amendment to the extent application of the amendment would fail to satisfy this subsection (b).
(c)
If the Plan is amended to change a vesting schedule, such amendment shall not be applied to reduce the nonforfeitable percentage of any Participant’s Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment or the date the amendment becomes effective) to a percentage less than the nonforfeitable percentage computed under the Plan without regard to the amendment. Unless expressly provided otherwise, the amended vesting schedule will apply to a Participant who is an Eligible Employee after, the new vesting schedule becomes effective.
14.2.
Termination of the Plan
(a)
Ability to Terminate. Although the Company expects to continue the Plan indefinitely, inasmuch as future conditions cannot be foreseen the Company may terminate the Plan or order the discontinuance of contributions to the Plan (by action of its Board) at any time and for any reason. Upon a complete or partial termination of this Plan, or a complete discontinuance of Employer contributions hereto, the interests of the Participants in their Accounts (or, in the case of a partial termination, the interests of those Participants for whom the Plan has terminated) shall become fully vested and nonforfeitable. Upon termination, the Company may continue the Trust as it relates to the Plan or distribute that portion of the Trust Fund relating to the Plan. If the Trust Fund is liquidated, the Administrator will allocate the net assets thereof among Participants and Beneficiaries in proportion to their interests.
(b)
Allocation of Assets upon Plan Termination. Upon the termination of this Plan and after payment of all expenses of the Trust, including any compensation then due the Trustee and agents of the Administrator, the Administrator shall cause the assets of the Plan to be allocated among the Participants and Beneficiaries in accordance

319201581.13

with Section 4044 of ERISA. In the event that there are residual assets by reason of erroneous actuarial computation, after satisfaction of all liabilities of the Plan to Participants and their Beneficiaries, such residual assets shall be distributed to the Employer.
(c)
Restrictions on Benefits Payable to Highly Compensated Employees upon Plan Termination. Upon the termination of this Plan, the benefit of any Highly Compensated Employee as defined in Code Section 414(q) and any highly compensated former employee as defined in Code Section 414(q)(a) shall be limited, as required, to a benefit that is nondiscriminatory under Code Section 401(a)(4).
(d)
Missing Participants. Upon termination of the Plan, benefits of missing participants shall be treated in accordance with Section 4050 of ERISA.
14.3.
Merger of Transfer of Assets

In no event shall this Plan be merged or consolidated with any other plan, nor shall there be any transfer of assets or liabilities from this Plan to any other plan unless immediately after such merger, consolidation or transfer, each Participant’s benefits, if such other plan were then to terminate, are at least equal to or greater than the benefits which the Participant would have been entitled to had this Plan been terminated immediately before such merger, consolidation or transfer

319201581.13

Article XV

MISCELLANEOUS

15.1.
No Assignment

Except as permitted under Code Section 401(a)(13), no benefit, distribution or payment under the Plan to any Participant or Beneficiary or any of foregoing shall be subject to any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. Nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts for any person entitled to such distribution or payment.

15.2.
Qualified Domestic Relations Order Permitted

The provisions of Section 15.1 above shall not prevent the creation, assignment or recognition of any individual’s right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order (QDRO). An Alternate Payee under a QDRO shall have the same distribution rights as a Participant, except that an Alternate Payee shall not be eligible to elect any form of Joint and Survivor Annuity with their subsequent spouse. An Alternate Payee who is designated as a Beneficiary in a QDRO shall be treated as such Participant’s Beneficiary to the extent provided in such order. The Administrator shall direct that payments under a QDRO be made by the Trustee pursuant to the QDRO.

(a)
Not All Domestic Relations Orders Qualify as QDROs. The Administrator shall establish reasonable, timely procedures to (1) determine whether a domestic relations order is a QDRO and (2) notify affected parties as specified in Code Section 414(p)(6).
(b)
Payments May Not Occur Prior to Earliest Retirement Age. The Plan shall not make benefit payments to an Alternate Payee under a QDRO before the Participant’s attainment of their “earliest retirement age,” as defined in Code Section 414(p)(4)(B), except that a QDRO may permit earlier payment of a Participant’s Cash Balance Account.
15.3.
Limitation of Rights; Employment Relationship

Neither the establishment of this Plan, nor any modification thereof, nor the payment of any benefit, shall be construed as giving any Participant, or any other person whomsoever, any legal or equitable right against the Employer or the Trustee, unless the same shall be specifically provided for in this Plan, or conferred by affirmative action of the Trustee or the Employer, in accordance with the terms and provisions of this Plan, or as giving any Employee or Participant the right to be retained in the service of the Employer, as all Employees shall remain subject to discharge by the Employer to the same extent as if this Plan had never been adopted.

319201581.13

15.4.
Nonreversion

Except as provided in this Section 15.4, Plan assets shall never inure to the benefit of an Employer; such assets shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries and for defraying the reasonable administrative expenses of the Plan.

(a)
If an Employer contribution is made by virtue of a mistake of fact, this Section 15.4 shall not prohibit the return of such contribution to the Employer within one (1) year after the payment of the contribution.
(b)
If an Employer contribution is made to the Plan which does not initially qualify under Code Section 401(a), or any successor provision thereto, then the contribution shall be returned to the Employer within one (1) year after the date of denial of qualification of the Plan, provided that an application for determination is made by the time prescribed by law for filing the Employer’s return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.
(c)
If a deduction for an Employer contribution is disallowed under Code Section 404, or any successor provision thereto, the contribution shall be returned to the Employer (to the extent disallowed) within one (1) year after such disallowance.
15.5.
Applicable Law, Severability

The Plan hereby created shall be construed, administered and governed in all respects in accordance with ERISA and the laws of the State of Idaho; provided, however, that if any provision of this Plan is susceptible of more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified employees’ pension plan under the provisions for qualification set forth in the Code. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue in full force and effect.

15.6.
No Liability

Any payment to any Participant, or to their legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Committee and the Employer, any of whom may require such Participant, legal representative or Beneficiary, as a condition precedent to such payment, to execute a receipt therefor in such form as shall be determined by the Trustee, the Committee or the Employer, as the case may be. The Employer does not guarantee the Trust, the Participants, former Participants or their Beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of this agreement. All benefits payable hereunder shall be paid or provided for solely from the Trust, and the Employer does not assume any liability or responsibility therefor.

319201581.13

15.7.
Missing Persons

Each person eligible to receive benefits under this Plan must file with the Administrator in writing or by secure electronic means their mailing address and each change of address until payment of their benefit is made. Any communication, statement, or notice addressed to such person at their last mailing address filed with the Administrator or Trustee (or if no mailing address was filed with the Administrator or Trustee, then their last mailing address shown by the Employees’ payroll records) will be binding upon such person for all purposes of this Plan. If the Administrator is unable after diligent attempt to locate a Participant or Beneficiary who is entitled to a benefit under the Plan or receiving a benefit from the Plan, the benefit otherwise payable to such Participant or Beneficiary shall be forfeited and benefit payments stopped, as applicable. If a benefit is forfeited because the Administrator determines that the Participant or Beneficiary cannot be found, such benefits shall be reinstated by the Company only if a claim is filed by the Participant or in the case of a death benefit, a Beneficiary, with the Administrator and the Administrator verifies the validity of the claim. For avoidance of doubt, the Plan shall only reinstate payments due during the lifetime of a Participant if proof of life is provided to the Administrator’s satisfaction. Notwithstanding the above, forfeiture of a Participant’s or Beneficiary’s benefit may occur only if a distribution could be made to the Participant or Beneficiary without obtaining the Participant’s or Beneficiary’s consent in accordance with the requirements of Section 1.411(a)-11 of the Treasury Regulations.

319201581.13

Article XVI

PARTICIPATING EMPLOYERS

16.1.
Adoption by Controlled Group Members

With the consent of the Company, a Controlled Group Member which is not an Employer under the Plan and Trust may adopt the Plan and Trust and thereby become an Employer in such manner as shall be mutually agreeable between the Company and such Controlled Group Member.

16.2.
Termination of a Participating Employer’s Participation; Other Matters
(a)
Termination of Participation: The Company may terminate any Employer’s participation in the Plan at such time as the Company in its sole discretion deems appropriate. Any Employer may terminate its participation in the Plan by giving 60 days’ advance written notice thereof to the Company (unless such written notice is expressly waived by the Company). Upon any termination of an Employer’s participation in the Plan, the Employees of the Participating Employer shall accrue no further benefits under the Plan on account of their service with, or compensation from, the Employer, but except to the extent required by ERISA or the Code or expressly provided in an amendment to the Plan or written directions of the Committee:
(i)
there shall be no accelerated vesting in, or payment of, any Plan benefits of any current or former Employees of the Employer;
(ii)
the Employer shall remain obligated to contribute to the Plan; and
(iii)
the Employer shall have no right, power, discretion, control or authority whatsoever over the Plan, any provisions of the Plan, the Trust or any assets of the Trust, and not in limitation of the foregoing the Participating Employer shall have no right or authority to have any assets of the Trust segregated on behalf of its Employees or transferred to any trustee or custodian of any successor or other qualified plan in which its Employees may participate or have any rights to or interest in any assets of the Trust that might ever revert to any other Employers should the Plan at any time terminate.
(b)
Transfers to or from Another Plan: The Committee, by written notice to the Trustee, may direct the Trustee to transfer all or a portion of the assets of the Trust to the trustee or custodian of another plan meeting the requirements of the Code relating to qualified plans and trusts. The Trustee, upon written notice from the Committee, shall receive and hold, as a part of the assets of the Trust, assets transferred directly to the Trustee from the trustee or custodian under another plan meeting the requirements of the Code relating to qualified plans and trusts. Any such assets transferred to the Trust shall become subject to the terms and conditions of the Plan upon transfer and in such regard may be commingled with the other assets of the Trust for investment purposes.

319201581.13

16.3.
Authorization and Delegation to the Company

Each Employer hereby authorizes and empowers the Company:

(a)
to amend, modify, alter or terminate the Plan without further action by said Employer;
(b)
to remove the Trustee; and
(c)
to perform such other acts and to do such other things as the Company is expressly directed, authorized or permitted to perform or do as provided herein.

IN WITNESS WHEREOF, the Company, on behalf of all Employers, has adopted this amendment and restatement of the Plan on the____ day of ___________, 2025.

HECLA MINING COMPANY

By:

319201581.13

APPENDIX I

Normal Retirement Benefits for Certain Employees Under Article III

A. Effective July 1, 2000 the Normal Retirement Benefit for the following Participants shall thereafter be increased by the following percentages:

Participant	Percentage
Booth, Williams	10.40%
Brown, Art	22.60%
Carland, Robert	23.20%
Childress, Gary	73.10%
Clayton, Ronald	19.60%
Fein, Matthew	1.60%
Fudge, Thomas	5.20%
Kauffman, Roger	117.30%
Lang, Allan	27.70%
Langstaff, Jon	14.20%
Stilwell, John	46.30%
Summers, Alastair	31.30%
Veltkamp, Vicki	4.80%
White, Michael B.	29.60%
Wollant, Douglas	13.00%

B. In no event shall the Normal Retirement Benefit exceed the benefit that would be determined if Compensation included amounts deferred into the Hecla Mining Company Executive Deferral Plan and amounts excluded under Code Section 401(a)(17), and if compensation and service credited under any employment agreement between the Employee and Employer which so provides are included for purposes of determining retirement benefits.

C. In no event shall the above percentage increases cause the Plan to fail the nondiscrimination tests of Code Section 401(a)(4) and the Treasury Regulations promulgated thereunder. If at any time the increases would cause the Plan to fail the nondiscrimination tests of Code Section 401(a)(4), such percentages shall be decreased for each listed Participant on a proportional basis.

D. In no event shall any benefits provided under the Plan exceed the limitations of Code Section 415 as provided in Article VIII.

319201581.13

APPENDIX II

Normal Retirement Benefits for Certain Employees Under Article III

A. Effective August 1, 2005, the Normal Retirement Benefit for the following Participant(s) shall thereafter be increased by the following percentages:

Participant	Percentage
Garitone, Nancy	14.32%

319201581.13

APPENDIX III

Rio Tinto America Inc. Retirement Plan Definitions Under Article III

A Rio Tinto Supplement Participant’s supplemental benefits provided pursuant to Section 3.3, shall be calculated in accordance with the terms defined by the Rio Tinto America Inc. Retirement Plan, as amended and restated effective January 1, 2007, which are replicated below. References to section numbers in the provisions below are references to the sections of the Rio Tinto America Inc. Retirement Plan as amended and restated effective January 1, 2007.

A.
Benefit Service

Benefit Service for any Participant shall equal the sum of their Benefit Service attributable to employment prior to January 1, 2003 as determined in accordance with the Plan as in effect on December 31, 2002 and their Benefit Service attributable to employment after December 31, 2002 as determined in accordance with this Section 2.03.

Each Eligible Employee shall be credited with Benefit Service under the Plan for the period or periods during which such Eligible Employee maintains an employment relationship with the Employer or an Affiliated Employer. An Eligible Employee’s employment relationship shall begin on the date the Eligible Employee first completes an Hour of Service as an Eligible Employee and shall end on their Severance from Service Date.

Except as provided in Sections 2.03(e) and (g) all periods of an Employee’s Benefit Service, whether or not consecutive, shall be aggregated. Benefit Service attributable to employment on or after January 1, 2003 shall be measured in elapsed years and fractions of years whereby each completed calendar month shall constitute one-twelfth of a year and days (based on a 30-day month) when aggregated shall constitute a fraction of a year equal to the number of days divided by 365.

Notwithstanding any contrary provision of this Section 2.03, in the case of an Eligible Employee whose Employment Commencement Date (or if applicable, their Reemployment Commencement Date) is after December 1, 2002 and on or before December 1, 2003 and who completes a Year of Eligibility Service during the 12-month period that begins on such Employment Commencement Date (or if applicable, their Reemployment Commencement Date), Benefit Service attributable to service after December 31, 2002 for such Eligible Employee shall also include the period of employment between their Employment Commencement Date and December 31, 2002. Benefit Service attributable to such period of employment shall be determined in accordance with the Plan as in effect on December 31, 2002.

Except as provided in Section 7.04(c), no service earned under any qualified plan maintained by the Employer other than the Plan, the Kennecott Plan, the Luzenac Plan or the U.S. Borax Plan shall be counted as Benefit Service under the Plan.

319201581.13

If an Employee or Participant incurs a one-year Period of Severance and is subsequently rehired and has no nonforfeitable Accrued Benefit at the time of their one-year Period of Severance, their years Benefit Service prior to such one-year Period of Severance shall not be taken into account if the number of consecutive one-year Periods of Severance equals or exceeds the greater of (i) five, or (ii) their total years of Benefit Service prior to the one-year Period of Severance.

If an Employee or Participant incurs a one-year Period of Severance and they are subsequently rehired and (i) they have a nonforfeitable interest in their Accrued Benefit, or (ii) the number of consecutive one-year Periods of Severance is less than the greater of (A) five, or (B) their total of years of Benefit Service prior to the one-year Period of Severance, their years of Benefit Service prior to such one-year Period of Severance shall be restored to them.

In the event a Participant receives a distribution in accordance with Section 8.02(c) by the end of the second Plan Year following the Plan Year in which their termination occurs and they are reemployed, the Benefit Service that is attributable to such distribution shall not be counted in determining the benefits they accrue subsequent to their Reemployment Commencement Date.

Notwithstanding the other provisions of this Section 2.03, any Participant who is an IPP Participant shall cease to accrue Benefit Service after September 30, 2007.

B.
Covered Compensation

The average of the maximum taxable wage bases in effect in each year that would be used to calculate the primary Social Security benefit for an Employee retiring at their Social Security Retirement Age.

C.
Determination of Final Average Earnings

Except as provided in Section 7.03, Final Average Earnings for a Participant shall be determined as follows:

(a)
Determine all 36-consecutive month periods during the last 120 months of the Participant’s employment;
(b)
Each 36-consecutive month period determined in paragraph (a) gives rise to one, two or three “averaging years” as follows:
(i)
A Participant who has been employed for at least 36 months will have three averaging years, each a 12-consecutive month period.

319201581.13

(ii)
A Participant who has been employed for fewer than 36 months will have one, two or three averaging years, determined as follows:

Months of employment	Averaging years
12 or fewer months	• One averaging year that begins on the Participant’s Employment Commencement Date and ends on their date of termination of employment
At least 12 but not more than 24 months

Two averaging years:

•
One averaging year that begins 12 months before their date of termination of employment and ends on their date of termination of employment.
•
One averaging year that begins on the Participant’s Employment Commencement Date and ends 12 months before their date of termination of employment.

At least 24 but not more than 36 months

Three averaging years:

•
One averaging year that begins 12 months before their date of termination of employment and ends on their date of termination of employment.
•
One averaging year that begins 24 months before their date of termination of employment and ends 12 months before their date of termination of employment.
•
One averaging year that begins on the Participant’s Employment Commencement Date and ends 24 months before their date of termination of employment.

(c)
For each averaging year, determine the “limited Base Pay” for the averaging year by disregarding any Base Pay in excess of the Annual Dollar Limit in effect on the first day of such averaging year; provided, however, that if the averaging year is less than a 12-month period, the applicable Annual Dollar Limit shall be the Annual Dollar Limit in effect on the day that is 12 months before the last day of such averaging year. For this purpose, the Annual Dollar Limit shall be prorated for any averaging year that is less than a 12-month period.
(d)
Determine the 36-consecutive month period during the last 120 months of the Participant’s employment during which the Participant had the highest aggregate limited Base Pay and determine the averaging years associated with such 36-consecutive month period as provided in paragraph (b).
(e)
For each averaging year determine the amount of earnings for the averaging year by adding one-half of the amount of any cash bonus (other than a cash bonus paid under a long-term incentive program of the Employer) paid to the Participant (and determined without regard to any deferral of such bonus under any deferred compensation program of the Employer) in the averaging year to the limited Base Pay for the averaging year determined in paragraph (c).

319201581.13

(f)
For each averaging year disregard any earnings determined in paragraph (e) that exceed the Annual Dollar Limit in effect on the first day of such averaging year; provided, however, that if the averaging year is less than a 12-month period, the applicable Annual Dollar Limit shall be the Annual Dollar Limit in effect on the day that is 12 months before the last day of such averaging year. For this purpose, the Annual Dollar Limit shall be prorated for any averaging year that is less than a 12-month period.
(g)
The Participant’s monthly Final Average Earnings are determined by aggregating the earnings determined in paragraph (f) for all of their averaging years and dividing such sum by the lesser of (i) 36 or (ii) the number of the Participant’s months of employment.
D.
Determination of Final Average Earnings for U.S. Borax Service

Notwithstanding Section 7.02, for purposes of determining benefits attributable to periods of employment with U.S. Borax, Inc. for a Participant who was a participant in the U.S. Borax Plan on December 31, 2002, Final Average Earnings shall be determined in the same manner as under Section 7.02, but with Sections 7.02(e), (f) and (g) replaced with the following:

(a)
Determine the Participant’s aggregate overtime pay for the three-consecutive calendar years ending before January 1, 2003 during which the Participant had the highest aggregate overtime pay and prorate such overtime pay over their averaging years.
(b)
If the Participant was a participant in the U.S. Borax Plan on December 31, 2002 determine the Participant’s vacation pay earned but not taken (up to 520 hours) as of the Participant’s termination date and prorate such vacation pay over their averaging years.
(c)
For each averaging year, determine the greater of (i) and (ii) as follows:
(i)
The sum of the Participant’s vacation pay allocated to such averaging year in paragraph (f) and one-half of the amount of any cash bonus (other than a cash bonus paid under a long-term incentive program of the Employer) paid to the Participant (and determined without regard to any deferral of such bonus under any deferred compensation program of the Employer) during such averaging year.
(ii)
The sum of the Participant’s vacation pay allocated to such averaging year in paragraph (f) and their overtime pay allocated to such averaging year in paragraph (e).
(d)
For each averaging year, determine the amount of earnings for the averaging year by adding the amount determined in paragraph (g) to the limited Base Pay for the averaging year determined in paragraph (c).

319201581.13

(e)
For each averaging year, disregard any amounts determined under paragraph (h) that exceed the Annual Dollar Limit in effect on the first day of such averaging year; provided, however, that if the averaging year is less than a 12-month period, the applicable Annual Dollar Limit shall be the Annual Dollar Limit in effect on the day that is 12 months before the last day of such averaging year. For this purpose, the Annual Dollar Limit shall be prorated for any averaging year that is less than a 12-month period.
(f)
The Participant’s monthly Final Average Earnings for the Participant are determined by aggregating the earnings determined under paragraph (i) for all applicable averaging years and dividing the sum by the lesser of (i) 36 or (ii) the number of the Participant’s months of employment.
(g)
For purposes of this Section 7.03, overtime earnings for any Participant who terminates after December 31, 2007 and vacation pay for any Participant who terminates after December 31, 2009 shall be disregarded.

319201581.13